As filed with the Securities and Exchange Commission on March 28, 2025

Securities Act Registration No. 333-234544
Investment Company Act Registration No. 811-23439

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ___ ☐
Post-Effective Amendment No. 244 ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 246 ☒

ETF OPPORTUNITIES TRUST
(Exact Name of Registrant as Specified in Charter)

Karen Shupe Commonwealth Fund Services, Inc. 8730 Stony Point Parkway, Suite 205 Richmond, VA 23235 (804) 267-7400
(Address and Telephone Number of Principal Executive Offices)

The Corporation Trust Co.
Corporation Trust Center 1209 Orange St. Wilmington, DE 19801
(Name and Address of Agent for Service)

With Copy to:
John H. Lively
Practus, LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, KS 66211

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	On March 31, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	__________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Kingsbarn Tactical Bond ETF

PROSPECTUS

March 31, 2025

This prospectus describes Kingsbarn Tactical Bond ETF. Kingsbarn Tactical Bond ETF is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
Kingsbarn Tactical Bond ETF	KDRN	NYSE Arca

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARY – Kingsbarn Tactical Bond ETF

Investment Objective

Kingsbarn Tactical Bond ETF (the “Fund”) seeks to maximize total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors purchasing shares on a national securities exchange, national securities association, or over-the-counter trading system where shares may trade from time to time (each, a “secondary market”) may be subject to customary brokerage commissions charged by their broker that are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	1.25%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.11%
Total Annual Fund Operating Expenses	1.36%
Less Fee Waivers and/or Expense Reimbursements	(0.30%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.06%

(1)	Kingsbarn Capital Management, LLC (the “Adviser”) has contractually agreed to waive its management fee to an annual rate of 0.95% of the average daily net assets of the Fund until March 31, 2026 and the Adviser may not terminate this arrangement prior to that date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive a portion of its management fee is reflected in the example shown below for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years	5 Years	10 Years
Kingsbarn Tactical Bond ETF	$111	$404	$719	$1,612

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2024, the Fund’s portfolio turnover rate was 0.00% of the average value of the portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a combination of exchange-traded funds (“ETFs”) focusing on fixed-income investments (“Underlying Bond Funds”) and futures contracts on 10-year U.S. Treasury notes (“10-Year Treasury Futures”). The Adviser will attempt to construct a diversified fixed income portfolio that will generally track the credit and duration risk of the Bloomberg Aggregate Bond Index. The Fund’s portfolio is selected by identifying Underlying Bond Funds focused on a range of fixed-income instruments that provide exposure to various credit qualities and issuers to enable the Fund to navigate a variety of market conditions. The Fund may hold one or more Underlying Bond Funds. The Advisor may tactically shift investment fixed income allocations in contrast to the Fund’s underlying Benchmark Index depending on the Adviser’s assessment of market conditions and the suitability of investment opportunities. Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed-income securities through its investments in the Underlying Bond Funds.

The Adviser tactically manages the duration exposure of the Fund’s bond portfolio to generate excess returns. The management of the portfolio’s duration exposure is driven by a directional, short-term interest rate forecast by the Adviser which then drives the Adviser’s decisions to purchase or sell the 10-Year Treasury Futures for the Fund’s portfolio. As the Adviser’s interest rate outlook changes, the portfolio’s average duration is adjusted through the use of efficient and liquid 10-Year Treasury Futures to coincide with the Adviser’s directional interest rate forecast. When the Adviser expects interest rates to fall, the average duration of the portfolio will be lengthened in order to get the maximum benefit from that expected interest rate change. On the other hand, if the Adviser’s expects interest rates to rise, the portfolio’s average duration will be shortened to minimize the negative effect on the Underlying Bond Fund values. The forecasting process is systematic and utilizes multiple market based, economic and technical factors.

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The Fund may invest in Underlying Bond Funds that that provide exposure to U.S. and international fixed-income securities, including emerging markets securities, of any maturity or duration. The Underlying Bond Funds may hold fixed-income securities of any credit quality, including below investment grade or “junk” bonds. The Fund may also invest in Underlying Bond Funds that, without limitation, purchase fixed-income securities in any sector and issued by companies, municipalities or government bodies of any size. The fixed-income securities in which the Underlying Bond Funds invest include corporate debt obligations, obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, municipal debt obligations, bank obligations, mortgage-related securities (including those that are issued on a when-issued or delayed delivery basis) and asset-backed securities, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars or in currencies other than the U.S. dollar, and obligations of supranational organizations. The Underlying Bond Funds may be index funds which means they seek to track the investment results of a particular index (a “target index”).

The Underlying Bond Funds may also purchase derivative instruments or engage in transactions in derivative transactions, including swaps, futures contracts and options on futures contracts. The Underlying Bond Funds will generally use the forgoing instruments to hedge against interest rate and/or credit risks. The Underlying Bond Funds may use forward foreign currency exchange contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Underlying Bond Funds may also lend their portfolio securities to generate additional income.

The Adviser may add new Underlying Bond Funds or replace or eliminate existing Underlying Bond Funds without notice or shareholder approval. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Bond Fund) as deemed appropriate by the Adviser.

The Fund intends to operate as a “diversified” fund under both the rules and regulations of the 1940 Act and Sub-Chapter M of the Internal Revenue Code.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Bond Funds.

Market Risk. The market value of securities owned by the Fund may decline, at times sharply and unpredictably.

Active Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Other Investment Company Securities Risk. When the Fund invests in Underlying Bond Funds, it is subject to the risks associated with those investment companies, (such as the risk that the fund will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector). The Fund may be affected by losses of the Underlying Bond Funds and the level of risk arising from the investment practices of the Underlying Bond Funds (such as the use of derivative transactions by the Underlying Bond Funds). The ability of the Fund to meet its investment objective is affected by the ability of the Underlying Bond Funds to meet their investment objectives. The Fund has no control over the investments and related risks taken by the Underlying Bond Funds in which it invests. Underlying Bond Funds incur operating expenses that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the Underlying Bond Funds, in addition to Fund expenses.

Fixed-Income Securities Risk. While fixed-income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed-income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed-income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

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Prepayment Risk. Underlying Bond Funds in which the Fund invests may invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund or an Underlying Bond Fund may invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund or any Underlying Bond Fund for any particular period. In a falling interest rate environment, there may be lower-yielding securities.

High Yield (“Junk”) Bond Risk. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Junk bonds are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Underlying Bond Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks.

Derivatives Risk. The Fund will use derivative instruments such as futures contracts and the Underlying Bond Funds may use derivative instruments such as swaps, foreign currency exchange forward contracts, futures contracts and options on futures contracts. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. If the Fund or Underlying Bond Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. In utilizing certain derivatives, a fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Underlying Bond Fund and the Fund.

Risk of Investing in Futures. The Fund will and the Underlying Bond Funds may invest in futures contracts. Futures contracts can be highly volatile and using futures can increase the volatility of a fund’s net asset value (“NAV”) and/or lower total return. Additionally, a relatively small movement in the price or value of a futures transaction may result in substantial losses to the fund, and the potential loss from futures can exceed the fund’s initial investment in such contracts. Futures contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. A liquid secondary market may not always exist for the futures contract positions held by the Fund or an Underlying Bond Fund at any time. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund or an Underlying Bond Fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the initial investment of the Fund or Underlying Bond Fund in such contracts. The use of derivatives by the Fund and Underlying Bond Funds may magnify losses for the Fund and the Underlying Bond Funds.

Swap Agreements Risk. An Underlying Bond Fund may use swap agreements. Swap agreements are contracts among a fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a specified index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.

Leverage Risk. The Fund does not seek leveraged returns but, as a result of the use of certain derivatives by the Fund or the Underlying Bond Funds, investment leverage may be created. This means that the derivative position may provide the Fund or Underlying Bond Fund with investment exposure greater than the value of the investment of the Fund or the Underlying Bond Fund in the derivative. As a result, these derivatives may magnify losses to the Fund or Underlying Bond Fund, and even a small market movement may result in significant losses.

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives and the Underlying Bond Funds’ investments in junk bonds and swaps. Investments in illiquid assets involve the risk that the Fund or Underlying Bond Fund may be unable to sell such assets or sell them at a reasonable price.

Mortgage-Related Securities Risk. The Underlying Bond Funds may buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-related securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

When-Issued and Delayed Delivery Transactions. Mortgage-related securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Because the market price of the security may fluctuate during the time before payment and delivery, the Underlying Bond Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Asset-Backed Securities Risk. The Underlying Bond Funds may buy interests in asset-backed securities which are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Underlying Bond Fund nor its investment adviser selects the loans, receivables or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

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Foreign Securities Risk. To the extent the Fund invests in in Underlying Bond Funds that invest in foreign securities, it may be subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Risk of Investing in Emerging Markets. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Underlying Bond Funds invest may be less reliable or complete.

Currency Risk and Currency Hedging Risk. An Underlying Bond Fund may attempt to offset, or hedge, its foreign currency exposure by entering into currency hedging transactions, primarily through the use of foreign currency exchange forward contracts (a type of derivative). However, it generally is not possible for a fund to perfectly hedge its foreign currency exposure. In addition, the Underlying Bond Fund will incur expenses to hedge its foreign currency exposure. By entering into currency hedging transactions, the Underlying Bond Fund may eliminate any chance to benefit from favorable fluctuations in relevant currency exchange rates. An Underlying Bond Fund’s use of foreign currency exchange forward contracts also subjects the Fund to counterparty risk, which is the chance that the counterparty to a currency forward contract with the Underlying Bond Fund will be unable or unwilling to meet its financial obligations.

Sovereign and Quasi-Sovereign Obligations Risk. An Underlying Bond Fund may invest in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

Municipal Securities Risk. An Underlying Bond Fund may invest in municipal securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.

ETF Structure Risk. The Fund and the Underlying Bond Funds are structured as ETFs and as a result are each subject to special risks. These risks may be magnified because they apply to the Fund and each Underlying Bond Fund the Fund holds. Such risks include:

●          Trading Issues Risk. Trading in ETF shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF’s shares inadvisable, such as extraordinary market volatility. There can be no assurance that an ETF’s shares will continue to meet the listing requirements of its exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of an ETF. In stressed market conditions, the liquidity of shares of an ETF may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than shares of the ETF. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

●          Market Price Variance Risk. The market prices of shares of an ETF will fluctuate in response to changes in the ETF’s NAV, and supply and demand for ETF shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF shares may trade at a discount to NAV. The market price of an ETF’s shares may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the ETF bought or sold.

●          National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by an ETF trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the ETF’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the ETF’s quote from the closed foreign market). These deviations could result in premiums or discounts to an ETF’s NAV that may be greater than those experienced by other ETFs.

●          Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. ETFs have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of an ETF may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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●          Costs of Buying or Selling Shares of an ETF. Due to the costs of buying or selling shares of an ETF, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of an ETF may significantly reduce investment results and an investment in shares of an ETF may not be advisable for investors who anticipate regularly making small investments.

Index-Related Risk. There is no guarantee that the Underlying Bond Fund’s investment results will have a high degree of correlation to those of its target index or that the Underlying Bond Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Underlying Bond Fund’s ability to adjust its exposure to the required levels in order to track the target index.

Securities Lending Risk. To the extent the Fund invests in Underlying Bond Funds that engage in securities lending, securities lending creates risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Bond Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Bond Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Investment Risk. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any investment, you may lose some or all of your investment by investing in the Fund.

Performance History

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current NAV per share, is available by calling toll-free (866) 788-7878.

Annual Total Returns (calendar years ended 12/31)

During the period shown, the highest quarterly return was 5.40% (quarter ended 12/31/23) and the lowest quarterly return was -5.99% (quarter ended 3/31/22).

Average Annual Total Returns for Periods Ended December 31, 2024

The table below shows how the Fund’s average annual total returns compared to those of the Fund’s benchmark. The table also presents the impact of taxes on the Fund’s performance. After-tax returns are calculated using the historical highest marginal individual U.S. federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Returns for Periods Ended December 31, 2024

	One Year	Since Inception(1)
Return Before Taxes	1.96%	-0.39%
Return After-Taxes on Distributions	0.82%	-1.42%
Return After-Taxes on Distributions and Sale of Fund Shares	1.16%	-0.74%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-2.41%
(1)	The Fund commenced operations on December 20, 2021.

Investment Adviser and Sub-Adviser

Kingsbarn Capital Management, LLC (the “Adviser”) is the investment adviser to the Fund.

Vident Asset Management (the “Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Manager

Steven Todd Ruoff, Managing Director of the Adviser, has served as the Fund’s portfolio manager since its inception in 2021.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the NYSE Arca (the “Exchange”). The price of the Fund’s shares is based on market price, and because ETF shares trade at market prices rather than NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals from such arrangements generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The investment objective for the Kingsbarn Tactical Bond ETF is to seek long-term capital appreciation. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by APs and only in aggregations of a specified number of shares Creation Units. Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund is actively managed and does not seek to replicate an index. It intends to operate as a “diversified” fund under both the rules and regulations of the 1940 Act and Sub-Chapter M of the Internal Revenue Code.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing in a combination of exchange-traded funds (“ETFs”) focusing on fixed-income investments (“Underlying Bond Funds”) and futures contracts on 10-year U.S. Treasury notes (“10-Year Treasury Futures”). The Adviser will attempt to construct a diversified fixed income portfolio that will generally track the credit and duration risk of the Bloomberg Aggregate Bond Index. The Fund’s portfolio is selected by identifying Underlying Bond Funds focused on a range of fixed-income instruments that provide exposure to various credit qualities and issuers to enable the Fund to navigate a variety of market conditions. The Fund may hold one or more Underlying Bond Funds. The Advisor may tactically shift investment fixed income allocations in contrast to the Fund’s underlying Benchmark Index depending on the Adviser’s assessment of market conditions and the suitability of investment opportunities.

Under normal circumstances, the Fund invests at least 80% of its net assets (defined as net assets plus the amount of any borrowing for investment purposes) in bonds and other fixed-income securities (“80% Policy”) through its investments in the Underlying Bond Funds. For purposes of compliance with its 80% Policy, the Fund invests in Underlying Bond Funds that have adopted an 80% Policy, have principal investment strategies that the Adviser believes result in the Underlying Bond Fund being primarily invested in bonds and other fixed-income securities, or are index funds that seek to track an index comprised of bonds and other fixed-income securities. Shareholders will be given at least 60 days’ advance notice of any change to the Fund’s 80% Policy.

The Adviser tactically manages the duration exposure of the Fund’s bond portfolio to generate excess returns. The management of the portfolio’s duration exposure is driven by a directional, short-term interest rate forecast by the Adviser which then drives the Adviser’s decisions to purchase or sell the 10-Year Treasury Futures for the Fund’s portfolio. As the Adviser’s interest rate outlook changes, the portfolio’s average duration is adjusted through the use of efficient and liquid 10-Year Treasury Futures to coincide with the Adviser’s directional interest rate forecast. When the Adviser expects interest rates to fall, the average duration of the portfolio will be lengthened in order to get the maximum benefit from that expected interest rate change. On the other hand, if the Adviser’s expects interest rates to rise, the portfolio’s average duration will be shortened to minimize the negative effect on the Underlying Bond Fund values. The forecasting process is systematic and utilizes multiple market based, economic and technical factors. The Fund’s 10-Year Treasury Futures position is adjusted monthly.

The Fund may invest in Underlying Bond Funds that that provide exposure to U.S. and international fixed-income securities, including emerging markets securities, of any maturity or duration. The Underlying Bond Funds may hold fixed-income securities of any credit quality, including below investment grade or “junk” bonds. Investment grade securities are securities that are rated at the time of purchase in the top four ratings categories by one or more independent rating organizations such as Moody’s Investors Service, Inc. or S&P Global Ratings or, if unrated, are determined to be of comparable quality by the Underlying Bond Fund’s investment adviser. The Fund may also invest in Underlying Bond Funds that, without limitation, purchase fixed-income securities in any sector and issued by companies, municipalities or government bodies of any size. The fixed-income securities in which the Underlying Bond Funds invest include corporate debt obligations, obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, municipal debt obligations, bank obligations, mortgage-related securities (including those that are issued on a when-issued or delayed delivery basis) and asset-backed securities, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars or in currencies other than the U.S. dollar, and obligations of supranational organizations. The Underlying Bond Funds may be index funds which means they seek to track the investment results of a target index.

The Underlying Bond Funds may also purchase derivative instruments or engage in transactions in derivative transactions, including swaps, futures contracts and options on futures contracts. The Underlying Bond Funds will generally use the forgoing instruments to hedge against interest rate and/or credit risks and the Fund’s total exposure to such instruments is not expected to exceed 10% of the value of its portfolio. The Underlying Bond Funds may use forward foreign currency exchange contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Underlying Bond Funds may also lend their portfolio securities to generate additional income.

The Adviser may add new Underlying Bond Funds or replace or eliminate existing Underlying Bond Funds without notice or shareholder approval. The Fund may hold cash or invest in short-term paper and other short-term investments (instead of allocating investments to an Underlying Bond Fund) as deemed appropriate by the Adviser.

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Temporary Investments. To respond to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its total assets, without limitation, in high-quality short-term debt securities. These short-term debt securities include: money market mutual funds, treasury bills, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When the Fund takes such a position, it may not achieve its investment objective. It is expected that such a defensive change will be rare.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks described herein pertain to direct risks of making an investment in the Fund and/or risks of the Underlying Bond Funds.

Principal Risks

Market Risk. The market value of securities owned by the Fund may decline, at times sharply and unpredictably.

Active Management Risk. The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment decisions about individual securities impact the Fund’s ability to achieve its investment objective. The Adviser’s judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

Other Investment Company Securities Risk. When the Fund invests in Underlying Bond Funds, it is subject to the risks associated with those investment companies (such as the risk that the fund will be concentrated in a particular issuer, market, industry or sector, and therefore will be especially susceptible to loss due to adverse occurrences affecting that issuer, market, industry or sector). The Fund may be affected by losses of the Underlying Bond Funds and the level of risk arising from the investment practices of the Underlying Bond Funds (such as the use of derivative transactions by the Underlying Bond Funds). The ability of the Fund to meet its investment objective is affected by the ability of the Underlying Bond Funds to meet their investment objectives. The Fund has no control over the investments and related risks taken by the Underlying Bond Funds in which it invests. Underlying Bond Funds incur operating expenses that are separate from those of the Fund. As a result, the Fund’s shareholders will indirectly bear a proportionate share of the operating expenses of the Underlying Bond Funds, in addition to Fund expenses.

Fixed-Income Securities Risk. While fixed-income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed-income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed-income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields, but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Duration Risk. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. Underlying Bond Funds in which the Fund invests may invest in mortgage- and asset-backed securities, which are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund or an Underlying Bond Fund may invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund or any Underlying Bond Fund for any particular period. In a falling interest rate environment, there may be lower-yielding securities.

High Yield (“Junk”) Bond Risk. Junk bonds are speculative, involve greater risks of default, downgrade, delays of interest or principal payments, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. In addition, high yield bonds generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These instruments may be worthless and the Underlying Bond Fund could lose its entire investment.

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Derivatives Risk. The Fund will use derivative instruments such as futures contracts and the Underlying Bond Funds may use derivative instruments such as swaps, foreign currency exchange forward contracts, futures contracts and options on futures contracts. The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. If the Fund or Underlying Bond Fund is not successful in employing such instruments in managing its portfolio, its performance will be worse than if it did not invest in such instruments. In utilizing certain derivatives, a fund’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the Underlying Bond Fund and the Fund.

Risk of Investing in Futures. The Fund will and the Underlying Bond Funds may invest in futures contracts. Futures contracts can be highly volatile and using futures can increase the volatility of a fund’s NAV and/or lower total return. Additionally, a relatively small movement in the price or value of a futures transaction may result in substantial losses to the fund, and the potential loss from futures can exceed the fund’s initial investment in such contracts. Futures contracts involve the risk of mispricing or improper valuation and the risk that changes in the value of a futures contract may not correlate perfectly with the underlying indicator. A liquid secondary market may not always exist for the futures contract positions held by the Fund or an Underlying Bond Fund at any time. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, the Fund or an Underlying Bond Fund, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the initial investment of the Fund or Underlying Bond Fund in such contracts. The use of derivatives by the Fund and Underlying Bond Funds may magnify losses for the Fund and the Underlying Bond Funds.

Swap Agreements Risk. An Underlying Bond Fund may use swap agreements. Swap agreements are contracts among a fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of a specified index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk-free.

Leverage Risk. The Fund does not seek leveraged returns but, as a result of the use of certain derivatives by the Fund or the Underlying Bond Funds, investment leverage may be created. This means that the derivative position may provide the Fund or Underlying Bond Fund with investment exposure greater than the value of the investment of the Fund or the Underlying Bond Fund in the derivative. As a result, these derivatives may magnify losses to the Fund or Underlying Bond Fund, and even a small market movement may result in significant losses.

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives and the Underlying Bond Funds’ investments in junk bonds and swaps. Investments in illiquid assets involve the risk that the Fund or Underlying Bond Fund may be unable to sell such assets or sell them at a reasonable price. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund or Underlying Bond Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund or Underlying Bond Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses. Junk bonds are generally less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Underlying Bond Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, certain high-yield debt instruments may pose greater illiquidity and valuation risks. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market.

Mortgage-Related Securities Risk. The Underlying Bond Funds may buy interests in pools of residential or commercial mortgages in the form of “pass-through” mortgage securities. They may be issued or guaranteed by the U.S. government, or its agencies and instrumentalities, or by private issuers. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to the risks of unanticipated prepayment and extension risks. Mortgage-related securities are also subject to interest rate risk, and the market for mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities. Mortgage-related securities issued by private issuers are not U.S. government securities, and are subject to greater credit risks than mortgage related securities that are U.S. government securities.

When-Issued and Delayed Delivery Transactions. Mortgage-related securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date. Because the market price of the security may fluctuate during the time before payment and delivery, the Underlying Bond Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Asset-Backed Securities Risk.  The Underlying Bond Funds may buy interests in asset-backed securities which are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. Neither the Underlying Bond Fund nor its investment adviser selects the loans, receivables or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool. Certain asset-backed securities are subject to prepayment and extension risks.

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Foreign Securities Risk. To the extent the Fund invests in in Underlying Bond Funds that invest in foreign securities, it may be subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Risk of Investing in Emerging Markets. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Underlying Bond Funds invest may be less reliable or complete. Emerging markets often have less reliable securities valuations and greater risk associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Currency Risk and Currency Hedging Risk. An Underlying Bond Fund may attempt to offset, or hedge, its foreign currency exposure by entering into currency hedging transactions, primarily through the use of foreign currency exchange forward contracts (a type of derivative). However, it generally is not possible for a fund to perfectly hedge its foreign currency exposure. An Underlying Bond Fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar. In addition, the Underlying Bond Fund will incur expenses to hedge its foreign currency exposure. By entering into currency hedging transactions, the Underlying Bond Fund may eliminate any chance to benefit from favorable fluctuations in relevant currency exchange rates. An Underlying Bond Fund’s use of foreign currency exchange forward contracts also subjects the Fund to counterparty risk, which is the chance that the counterparty to a currency forward contract with the Underlying Bond Fund will be unable or unwilling to meet its financial obligations.

Sovereign and Quasi-Sovereign Obligations Risk. An underlying Bond Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.

Municipal Securities Risk. An Underlying Bond Fund may invest in municipal securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from such projects or assets. Certain municipal securities are issued by entities with limited taxing authority such as school districts, or dependent on revenue from a particular sector or industry, such as the utilities sector, infrastructure sector, or transportation industry.

ETF Structure Risk. The Fund and the Underlying Bond Funds are structured as ETFs and as a result are each subject to special risks. These risks may be magnified because they apply to the Fund and each Underlying Bond Fund the Fund holds. Such risks include:

●	Trading Issues Risk. Trading in ETF shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the ETF’s shares inadvisable, such as extraordinary market volatility. There can be no assurance that an ETF’s shares will continue to meet the listing requirements of its exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for shares of an ETF. In stressed market conditions, the liquidity of shares of an ETF may begin to mirror the liquidity of the ETF’s underlying portfolio holdings, which can be significantly less liquid than shares of the ETF. This adverse effect on liquidity for the ETF’s shares in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

●	Market Price Variance Risk. The market prices of shares of an ETF will fluctuate in response to changes in the ETF’s NAV, and supply and demand for ETF shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that ETF shares may trade at a discount to NAV. The market price of an ETF’s shares may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the shares of the ETF bought or sold.

●	National Closed Market Trading Risk. To the extent that the underlying securities and/or other assets held by an ETF trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the ETF’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the ETF’s quote from the closed foreign market). These deviations could result in premiums or discounts to an ETF’s NAV that may be greater than those experienced by other ETFs.

●	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. ETFs have a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of an ETF may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

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●	Costs of Buying or Selling Shares of an ETF. Due to the costs of buying or selling shares of an ETF, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of an ETF may significantly reduce investment results and an investment in shares of an ETF may not be advisable for investors who anticipate regularly making small investments.

Index-Related Risk. There is no guarantee that the Underlying Bond Fund’s investment results will have a high degree of correlation to those of its target index or that the Underlying Bond Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Underlying Bond Fund’s ability to adjust its exposure to the required levels in order to track the target index. Errors in index data, index computations or the construction of the target index in accordance with its methodology may occur from time to time and may not be identified and corrected by the provider of the target index for a period of time or at all, which may have an adverse impact on the Underlying Bond Fund and its shareholders. Unusual market conditions may cause the provider of the target index to postpone a scheduled rebalance, which could cause the target index to vary from its normal or expected composition.

Securities Lending Risk. To the extent the Fund invests in Underlying Bond Funds that engage in securities lending, securities lending creates risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Underlying Bond Fund may lose money and there may be a delay in recovering the loaned securities. The Underlying Bond Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Investment Risk. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, as with any investment, you may lose some or all of your investment by investing in the Fund.

Other Risks for the Fund

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Adviser, the Sub-Adviser and/or the Fund’s other service providers, market makers, APs or the Underlying Bond Funds and other issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and their shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers, market makers, APs or Underlying Bond Funds and other issuers of securities in which the Fund invests.

MANAGEMENT

The Investment Adviser. Kingsbarn Capital Management, LLC (the “Adviser”), 1645 Village Center Circle, Suite 200, Las Vegas, Nevada 89134, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a limited liability company and was organized in Rhode Island.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of each of the Fund’s investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board; and (iii) is responsible for oversight of the Sub-Adviser. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets.

Under the Investment Advisory Agreement, the Adviser has agreed, at its own expense and without reimbursement from the Fund, to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, distribution fees or expenses under a Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser has contractually agreed to waive its management fee to an annual rate of 0.95% of the average daily net assets of the Fund until March 31, 2026, and the Adviser may not terminate this arrangement prior to that date. During the fiscal year ended November 30, 2024, the Fund paid the Adviser 0.95% in management fees pursuant to the Investment Advisory Agreement.

The Sub-Adviser. The Adviser has retained Vident Asset Management (the “Sub-Adviser”), located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, to serve as the sub-adviser for the Fund. The Sub-Adviser was established in 2016 and is owned by Vident Capital Holdings, LLC. Vident Capital Holdings, LLC is controlled by MM VAM, LLC, which is owned by Casey Crawford. As of February 28, 2025, the Sub-Adviser had approximately $13.2 billion in assets under management. For its services, the Sub-Adviser is paid a sub-advisory fee by the Adviser, which is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets, at the annual rate of 0.045% on assets up to $250,000,000, 0.04% on assets from $250,000,000 to $500,000,000, and 0.035% on assets in excess of $500,000,000, subject to a minimum annual fee of $25,000.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and Sub-Advisory Agreement for the Fund is available in the Fund’s report filed on Form N-CSR for the annual period ended November 30, 2024.

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The Portfolio Manager

Steven Todd Ruoff has been Managing Director of the Adviser since 2021 and Partner and Portfolio Manager of Duration Capital LLC, a research and investment firm, since 2014.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership in the Fund.

The Trust

The Fund is a series of the ETF Opportunities Trust, an open-end management investment company organized as a Delaware statutory trust on March 18, 2019. The Board supervises the operations of the Fund according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. Complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Exchange. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within one day after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund’s anticipates regularly meeting redemption requests primarily through in-kind redemptions. However, the Fund reserves the right to pay all or a portion of redemption proceeds to an AP in cash. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. The Fund also employ fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

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DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. However, similar to a conventional mutual fund, the Fund expects to typically satisfy redemptions in cash. This may result in the Fund selling portfolio securities to obtain cash to meet net fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund will distribute its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-	The Fund makes distributions,
-	You sell your shares listed on the Exchange, and
-	You purchase or redeem Creation Units.

Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax for U.S. non-corporate shareholders at the rate for net long-term capital gain provided those requirements are also met with respect to their shares. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations (the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to U.S. federal income tax (excluding REITs) and excludes dividends from foreign corporations) subject to similar requirements. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. Note that in light of the Fund’s investment objective, it does not expect a large portion of its dividends from the Fund’s net investment income to qualify as “qualified dividend income” or qualify for the dividends-received deduction.

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses, affect the Fund’s performance.

In general, distributions received from the Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares in the Fund.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

The Fund is required to backup withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct taxpayer identification number (which generally is a Social Security number for individuals) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

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Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisors with respect to whether the wash sale rules apply and when a loss might not be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions (including redemptions of Creation Units) and the Fund’s obligation to report basis information to the IRS.

At the time this prospectus was prepared, there were various legislative proposals under consideration that would amend the Internal Revenue Code. At this time, though, it is not possible to determine whether any of these proposals will become law and how these changes might affect the Fund or its shareholders.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Administrator”) is the Fund’s administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

Citi Fund Services Ohio, Inc. (“Citi”) serves as the Fund’s fund accountant and transfer agent, and it provides certain other services to the Fund not provided by the Administrator. Citi is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional exchange-traded funds and mutual funds.

Citibank, N.A., serves as the Fund’s custodian.

Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP serves as legal counsel to the Trust and the Fund.

Cohen & Company, Ltd. serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

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Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information

When available, information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund will be available at www.kingsbarncapital.com.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Fund, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is available from the Fund upon request without charge.

KINGSBARN TACTICAL BOND ETF
Financial Highlights	Selected Per Share Data Throughout Each Period

	For the year ended November 30, 2024		For the year ended November 30, 2023	December 20, 2021* through November 30, 2022
Net asset value, beginning of period	$22.53		$21.82	$25.00
Investment activities
Net investment income (loss)(1)	0.62		0.62	0.38
Net realized and unrealized gain (loss) on investments(2)	1.23		0.61	(3.22)
Total from investment activities	1.85		1.23	(2.84)
Distributions
Net investment income	(0.60)		(0.52)	(0.34)
Total distributions	(0.60)		(0.52)	(0.34)
Net asset value, end of period	$23.78		$22.53	$21.82
Total Return(3)	8.27%		5.69%	(11.28)%
Ratios/Supplemental Data
Ratios to average net assets(4)
Expenses, gross	1.25%		1.25%	1.25%
Expenses, net of waiver	0.95%		0.95%	0.95%
Net investment income (loss)	2.68%		2.74%	1.76%
Portfolio turnover rate(5)	0.00	%(6)	92.42%	66.77%
Net assets, end of period (000’s)	$1,189		$1,127	$1,091

(1)	Per share amounts calculated using the average shares outstanding during the period.

(2)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Total return is for the period indicated and has not been annualized for periods less than one year.

(4)	Ratios to average net assets have been annualized.

(5)	Portfolio turnover rate excludes the effect of securities received or delivered from processing in-kind creations or redemptions, and has not been annualized for periods less than one year.

(6)	Ratio is zero due to the Fund not purchasing any long-term securities during the year.

*	Commencement of Operations.

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Privacy Notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

●	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

●	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any non-public personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

The Fund’s Privacy Notice is not part of this prospectus.

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FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Statement of Additional Information: For more information about the Fund, you may wish to refer to the Fund’s SAI dated March 28, 2025, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

You can obtain a free copy of the annual and semi-annual reports, and SAI by writing to Kingsbarn Tactical Bond ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (866) 788-7878, or by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports, prospectus and SAI and other information such as Fund financial statements are available for viewing/downloading at www.kingsbarncapital.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-23439)

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Kingsbarn Tactical Bond ETF

(Ticker: KDRN)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(866) 788-7878

STATEMENT OF ADDITIONAL INFORMATION

Dated March 31, 2025

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus for the Fund dated March 31, 2025 as it may be supplemented or revised from time to time. This SAI is incorporated by reference into the Fund’s prospectus. You can obtain a free copy of the annual and semi-annual reports (once available), prospectus and SAI by writing to Kingsbarn Tactical Bond ETF, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (866) 788-7878, or by e-mail at: mail@ccofva.com. The Fund’s annual and semi-annual reports (once available), prospectus and SAI are all available for viewing/downloading at www.kingsbarncapital.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Investment Adviser:

Kingsbarn Capital Management, LLC

1645 Village Center Circle, Suite 200

Las Vegas, Nevada 89134

THE TRUST

General. This SAI relates to Kingsbarn Tactical Bond ETF (the “Fund”) and should be read in conjunction with the prospectus of the Fund. This SAI is incorporated by reference into the Fund’s prospectus. No investment in shares should be made without reading the prospectus. The Fund is a series of ETF Opportunities Trust, a Delaware statutory trust (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The investment adviser to the Fund is Kingsbarn Capital Management, LLC (the “Adviser”) and the sub-adviser to the Fund is Vident Asset Management (the “Sub-Adviser”).

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full Share.

The Fund will issue and redeem Shares at net asset value (“NAV”) in aggregations of at least 10,000 Shares (each a “Creation Unit”). The Fund will issue and redeem Creation Units principally for cash. The Fund reserves the right to offer creations and redemptions of Shares in exchange for a basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”), plus a transaction fee. The Fund is listed on a national securities exchange (the “Exchange”) as set forth below.

Fund	Ticker Symbol	Principal U.S. Listing Exchange
Kingsbarn Tactical Bond ETF	KDRN	NYSE Arca

Shares will trade on the Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of the Fund, a share split, reverse split or the like, the Trust may revise the number of Shares in a Creation Unit.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions as described herein - see the section titled “Placement of Creation Orders Outside the Clearing Process” of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See “Additional Information About Purchases and Sales” below.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective and principal investment strategies are described in the prospectus. The Fund is a “diversified” series as that term is defined in the Investment Company Act of 1940 (the “1940 Act”). The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see “Description of Permitted Investments” in this SAI.

Portfolio Turnover. Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. For the Fund’s fiscal year ended November 30, 2024, the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio. The portfolio turnover was zero due to the Fund not purchasing any long-term securities during the year.

DESCRIPTION OF PERMITTED INVESTMENTS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund’s prospectus. It discusses some of the investments the Fund may make and some of the techniques it may use. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs. To the extent particular investment techniques or instruments are not described in the Principal Investment Strategies disclosure of the Fund’s prospectus, such investment techniques and instruments are not a part of the principal strategies and the corresponding risks are not principal risks of the Fund. The Fund will implement its investment strategies in part by investing in mutual funds and exchange-traded funds (“ETFs”) (“Underlying Funds”). In that regard, certain of the descriptions of the investments or techniques set forth below reflect investments and techniques that are occurring indirectly through investments in Underlying Funds. The Fund and the Underlying Funds are referred to herein collectively as the “Funds” and individually as “a Fund”.

Securities of Other Investment Companies. Investments in registered investment companies, including Underlying Funds, involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. With respect to funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits. For example, Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund’s ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund’s flexibility with respect to making investments in those unaffiliated investment companies. ETFs are a type of registered investment company. Many ETFs are passively managed and track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, and liquidity, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (“UITs”). ETFs and mutual funds may employ leverage, which magnifies the price changes in the underlying securities or index upon which they are based. ETFs share many similar risks with open-end and closed-end funds.

ETFs typically have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares for in-kind securities and cash at the ETF’s net asset value (“NAV”). The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-end mutual funds that are traded at the NAV for that day, which is calculated after the exchange closes. ETFs are traded on exchanges and trade similarly to, and are subject to similar risks and costs of, publicly-traded companies. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the prices of ETFs may vary significantly from the NAV of the ETF. Additionally, if a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities held by the ETF which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETFs, shareholders of the Fund bear their proportionate share of the underlying ETF’s fees and expenses.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities, including risks that: (1) the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

Exchange-Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours; however, investors also can hold ETNs until they mature. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Funds invest in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

Derivatives. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”). In connection with the adoption of Rule 18f-4, the U.S. Securities and Exchange Commission (“SEC”) eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain Board reporting and recordkeeping requirements.

Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). The Fund is not expected to be able to rely upon this exception.

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Debt Securities. The Funds may invest in a variety of debt securities to seek their objectives. In general, debt securities may be subject to the risks described below. Foreign debt securities are also subject to the risks of foreign securities described in this SAI.

●	Interest Rate Risk. Interest rate risk refers to the fluctuations in value of a debt security resulting from the relationship between price and yield. An increase in general interest rates will tend to reduce the market value of already-issued debt securities and a decline in general interest rates will tend to increase their value. Debt securities with longer maturities are usually subject to greater fluctuations in value from interest rate changes than obligations having shorter maturities. Variable rate debt securities pay interest based on an interest rate benchmark. When the benchmark rate changes, the interest payments on those securities may be reset at a higher or lower rate. Except for investments in variable rate debt securities, fluctuations in general interest rates do not affect the amount of interest income received. Fluctuations in the market valuations of debt securities may, however, affect the value of Fund assets. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are near historic lows.

●	Duration Risk. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes. Duration risk is the risk that longer-duration debt securities are more volatile and thus more likely to decline in price, and to a greater extent, than shorter-duration debt securities, in a rising interest-rate environment. “Effective duration” attempts to measure the expected percentage change in the value of a bond or portfolio resulting from a change in prevailing interest rates. The change in the value of a bond or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the bond’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the bond’s value to increase 3%. The duration of a debt security may be equal to or shorter than the full maturity of a debt security.

●	Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, below-investment-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, investment-grade bonds. In making investments in debt securities, the Adviser may rely to some extent on the ratings of national statistical rating organizations or it may use its own research to evaluate a security’s creditworthiness. If securities purchased are unrated, they may be assigned a rating by the Adviser in categories similar to those of a national statistical rating organization. There are no investment policies establishing specific maturity ranges for investments, and they may be within any maturity range (short, medium or long) depending on the Adviser’s evaluation of investment opportunities available within the debt securities markets.

●	Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. Some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that it might be difficult to sell them promptly at an acceptable price.

●	Extension Risk. Extension risk is the risk that, if interest rates rise rapidly, prepayments on certain debt securities may occur at a slower rate than expected, and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply. Extension risk is particularly prevalent for a callable security where an increase in interest rates could result in the issuer of that security choosing not to redeem the security as anticipated on the security’s call date. Such a decision by the issuer could have the effect of lengthening the debt security’s expected maturity, making it more vulnerable to interest rate risk and reducing its market value.

●	Reinvestment Risk. Reinvestment risk is the risk that when interest rates fall, it may be necessary to reinvest the proceeds from a security’s sale or redemption at a lower interest rate. Callable bonds are generally subject to greater reinvestment risk than non-callable bonds.

●	Prepayment Risk. Certain fixed-income securities (in particular mortgage-related securities) are subject to the risk of unanticipated prepayment. Prepayment risk is the risk that, when interest rates fall, the issuer will redeem the security prior to the security’s expected maturity, or that borrowers will repay the loans that underlie these fixed-income securities more quickly than expected, thereby causing the issuer of the security to repay the principal prior to expected maturity. It may be necessary to reinvest the proceeds at a lower interest rate, reducing income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If these securities are purchased at a premium, accelerated prepayments on those securities could cause losses on a portion of the principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments.

●	Event Risk. If an issuer of debt securities is the subject of a buyout, debt restructuring, merger or recapitalization that increases its debt load, it could interfere with its ability to make timely payments of interest and principal and cause the value of its debt securities to fall.

Fixed-Income Market Risks. The fixed-income securities market can be susceptible to unusual volatility and illiquidity. Volatility and illiquidity may be more pronounced in the case of lower-rated and unrated securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are near historic lows in the U.S. and in other countries. During times of reduced market liquidity, a Fund may not be able to readily sell bonds at the prices at which they are carried on the Fund’s books. If a Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices. An unexpected increase in Fund redemption requests (including requests from shareholders who may own a significant percentage of a Fund’s shares), which may be triggered by market turmoil or an increase in interest rates, as well as other adverse market and economic developments, could cause a Fund to sell its holdings at a loss or at undesirable prices and adversely affect a Fund’s share price and increase a Fund’s liquidity risk, Fund expenses and/or taxable capital gain distributions to shareholders, if applicable. Similarly, the prices of a Fund’s holdings could be adversely affected if an investment account managed similarly to such Fund was to experience significant redemptions and that account were required to sell its holdings at an inopportune time. The liquidity of an issuer’s securities may decrease as a result of a decline in an issuer’s credit rating, the occurrence of an event that causes counterparties to avoid transacting with the issuer, or an increase in the issuer’s cash outflows, as well as other adverse market and economic developments. A lack of liquidity or other adverse credit market conditions may hamper a Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns may impact the market price or value of those debt securities and may cause increased volatility in those debt securities or debt securities markets. Under some circumstances, those concerns may cause reduced liquidity in certain debt securities markets, reducing the willingness of some lenders to extend credit, and making it more difficult for borrowers to obtain financing on attractive terms (or at all).

Following the financial crisis, the Federal Reserve sought to stabilize the economy by keeping the federal funds rate near zero percent. The Federal Reserve has also purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, pursuant to its monetary stimulus program known as “quantitative easing.” There remains the risk that interest rates may rise and cause fixed-income investors to move out of fixed-income securities, which may also increase redemptions in fixed-income mutual funds.

In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Risks of Below-Investment-Grade Securities. Below-investment-grade securities (also referred to as “junk bonds”) are those rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch, Inc. (“Fitch”) or other nationally recognized statistical rating organization or unrated securities the Adviser believes are of comparable quality. While below-investment-grade securities generally may have a higher yield than securities rated in the investment-grade categories, they are subject to increased risks. Below-investment-grade securities are considered to be speculative with respect to the ability of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than investment-grade securities, especially during times of weakening economic conditions or rising interest rates. The risks of below-investment-grade securities include:

●	Prices of below-investment-grade securities are subject to extreme price fluctuations, even under normal market conditions. Negative economic developments may have a greater impact on the prices of below-investment-grade securities than on those of investment-grade securities. In addition, the market values of below-investment-grade securities tend to reflect individual issuer developments to a greater extent than do the market values of investment-grade securities, which react primarily to fluctuations in the general level of interest rates.

●	Below-investment-grade securities may be issued by less creditworthy issuers and may be more likely to default than investment-grade securities. The issuers of below-investment-grade securities may have more outstanding debt relative to their assets than issuers of higher-grade securities. Below-investment-grade securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. If the issuer experiences financial stress, it may not be able to pay interest and principal payments in a timely manner. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments or the unavailability of additional financing. In the event of a default of an issuer of a below-investment-grade security, a Fund may incur expenses to the extent necessary to seek recovery or to negotiate new terms.

●	Below-investment-grade securities are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which could limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. As a result, investors in below-investment-grade securities have a lower degree of protection with respect to principal and interest payments than do investors in investment-grade securities.

●	There may be less of a market for below-investment-grade securities and as a result they may be harder to sell at an acceptable price. Not all dealers maintain markets in all below-investment-grade securities. As a result, there is no established retail secondary market for many of these securities and such securities possibly may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for investment-grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many below-investment-grade securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. In addition, the trading volume for below-investment-grade securities is generally lower than that for investment-grade securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, the Funds may have difficulty disposing of certain below-investment-grade securities due to the limited number of investors in that sector of the market. When the secondary market for below-investment-grade securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities and judgment plays a more important role in determining such valuations.

●	Below-investment-grade securities frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. During times of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and finance them with securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them; a Fund may have to replace the securities with lower yielding securities, which could result in a lower return for such Fund.

●	Below-investment-grade securities markets may also react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. An increase in interest rates could severely disrupt the market for below-investment-grade securities. Additionally, below-investment-grade securities may be affected by legislative and regulatory developments. These developments could adversely affect the Funds’ net asset values and investment practices, the secondary market for below-investment-grade securities, the financial condition of issuers of these securities and the value and liquidity of outstanding below-investment-grade securities, especially in a thinly traded market.

These additional risks mean that a Fund may not receive the anticipated level of income from these securities, and such Fund’s net asset value may be affected by declines in the value of below-investment-grade securities. Credit rating downgrades of a single issuer or related similar issuers whose securities a Fund holds in significant amounts could substantially and unexpectedly increase such Fund’s exposure to below-investment-grade securities and the risks associated with them, especially liquidity and default risk.

While securities rated “Baa” by Moody’s, “BBB” by S&P or Fitch, or the similar category by the Adviser if an unrated security, are investment grade, they may be subject to special risks and have some speculative characteristics.

Credit Ratings of Debt Securities. Ratings by ratings organizations such as represent the respective rating agency’s opinions of the credit quality of the debt securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality or indicative of market value risk. Debt securities that have the same maturity, coupon and rating may have different yields, while other debt securities that have the same maturity and coupon but different ratings may have the same yield. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Unrated Securities. Because a Fund may purchase securities that are not rated by any nationally recognized statistical rating organization, such Fund’s investment adviser may internally assign ratings to those securities, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by a Fund’s investment adviser to be comparable to rated investment-grade or below-investment-grade securities. There can be no assurance, nor is it intended, that the investment adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. The investment adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market, which means that a Fund might have difficulty selling them promptly at an acceptable price. In evaluating the credit quality of a particular security, whether rated or unrated, a Fund’s investment adviser will normally take into consideration a number of factors including, but not limited to, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility.

Duration of a Fund’s Portfolio. The Funds can invest in debt securities of any maturity or duration. Duration is a measure of the expected life of a security on a current-value basis expressed in years, using calculations that consider the security’s yield, coupon interest payments, final maturity and call features. While a debt security’s maturity can be used to measure the sensitivity of the security’s price to changes in interest rates, the term to maturity of a security does not take into account the pattern (or expected pattern) of the security’s payments of interest or principal prior to maturity. Duration, on the other hand, measures the length of the time interval from the present to the time when the interest and principal payments are scheduled to be received (or, in the case of a mortgage-related security, when the interest and principal payments are expected to be received). Duration calculations weigh the present value of each such payment by the time in years until such payment is expected to be received. If the interest payments on a debt security occur prior to the repayment of principal, the duration of the security is less than its stated maturity. For zero-coupon securities, duration and term to maturity are equal.

Absent other factors, the lower the stated or coupon rate of interest on a debt security or the longer the maturity or the lower the yield-to-maturity of the debt security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter the duration of the security.

Futures, options and options on futures in general have durations that are closely related to the duration of the securities that underlie them. Holding long futures positions or call option positions (backed by liquid assets) will tend to lengthen the portfolio’s duration.

In some cases, the standard effective duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years. However, their exposure to interest rate changes corresponds to the frequency of the times at which their interest coupon rate is reset. In the case of mortgage pass-through securities, the stated final maturity of the security is typically 30 years, but current rates of prepayments are more important to determine the security’s interest rate exposure. In these and other similar situations, a Fund’s investment adviser will use other analytical techniques that consider the economic life of the security as well as relevant macroeconomic factors (such as historical prepayment rates) in determining a Fund’s effective duration.

U.S. Government Securities. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government and are subject to relatively little credit risk. Obligations of U.S. government agencies or instrumentalities (including certain mortgage-backed securities) may be guaranteed or supported by the “full faith and credit” of the United States or may be backed by the right of the issuer to borrow from the U.S. Treasury or by the discretionary authority of the U.S. government to purchase the agencies’ or instrumentalities’ obligations. Others are supported only by the credit of the agency or instrumentality. “Full faith and credit” means that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency or instrumentality issuing the obligation for repayment.

U.S. Treasury Obligations. These securities are directly issued by the U.S. Treasury. They include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of more than one year and up to ten years when issued), Treasury bonds (which have maturities of more than ten years when issued), and Treasury Inflation-Protection Securities (TIPS). Other U.S. Treasury obligations include U.S. Treasury securities that have been “stripped” by a Federal Reserve Bank and zero-coupon U.S. Treasury securities. Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates.

Treasury Inflation-Protection Securities (TIPS).  TIPS are U.S. Treasury securities designed to protect against inflation. The interest rate paid on TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal amount will be adjusted upwards, resulting in increased interest payments. If deflation occurs, the principal amount will be adjusted downwards, resulting in lower interest payments. The principal amount payable at maturity will be the greater of the adjusted principal amount and the original principal amount. While U.S. Treasury securities have relatively little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

Mortgage-Related U.S. Government Securities. A variety of mortgage-related securities are issued by U.S. government agencies or instrumentalities. Like other mortgage-related securities, they may be issued in different series with different interest rates and maturities. The collateral for these securities may be either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. government agency or instrumentality or mortgage loans insured by a U.S. government agency.

Some mortgage-related securities issued by U.S. government agencies, such as Government National Mortgage Association pass-through mortgage obligations (“Ginnie Maes”), are backed by the full faith and credit of the U.S. government. Others are supported only by the credit of the entity that issued them (for example obligations issued by the Federal Home Loan Banks, “Fannie Mae” bonds issued by the Federal National Mortgage Association and “Freddie Mac” obligations issued by the Federal Home Loan Mortgage Corporation).

Mortgage-Related Debt Securities. Mortgage-related securities are a form of fixed-income investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations, mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits (“REMICs”) and other real estate-related securities.

Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government may have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities have interest rates that move in the opposite direction from changes in general interest rates, based on changes in a specific interest rate index. The changes in those interest rates may also occur at a multiple of the changes in the index. Although the value of a mortgage-related security may decline when interest rates rise, the opposite is not always the case. In addition, the values of mortgage-related debt securities may be affected by changes in the market’s perception of the creditworthiness of the entity issuing the securities or guaranteeing them and by changes in government regulations and tax policies.

Stripped securities can also be created for mortgage-related pass-through certificates or CMOs. Securities may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on a P/O based on them could decline substantially.

Mortgage Prepayment and Extension Risks. In periods of declining interest rates, mortgages are more likely to be prepaid and a mortgage-related security’s maturity may be shortened by unscheduled prepayments on the underlying mortgages. If principal is returned earlier than expected, that money may have to be reinvested in other investments having a lower yield than the prepaid security. Because of these risks, mortgage-related securities may be less effective as a means of “locking in” attractive long-term interest rates and they may have less potential for appreciation during periods of declining interest rates than conventional bonds.

Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. If a mortgage-related security has been purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security as a result of interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, a Fund may fail to recover its initial investment on the security.

During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments may effectively lengthen a mortgage-related security’s expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on mortgage-related securities were to decrease broadly, a Fund’s effective duration and therefore its sensitivity to interest rates, would increase.

Privately-Issued Commercial Mortgage-Related Securities. Commercial mortgage-related securities issued by private entities are generally multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risks of the issuer and of the underlying loans. These securities typically are structured to provide protection to investors in senior classes by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose vehicles and are backed by the loans, receivables or other assets that make up the pool. The income from the pool is passed through to the investor in the asset-backed security. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool and may also be subject to prepayment and extension risks. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due. However, the enhancement, if any, might not be for the full par value of the security. If the enhancement is exhausted and any required payments of interest or repayments of principal are not made, a holder could suffer losses on its investment or delays in receiving payment.

The value of an asset-backed security is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of the underlying loans by the individual borrowers. A purchaser of an asset-backed security would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans may be subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-related securities.

Zero-Coupon Bonds and Stripped Securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. “Stripped” securities are debt securities whose interest coupons have been separated from the security and are sold separately. With respect to zero-coupon bonds and the “principal-only” components of stripped securities, the buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

Stripped securities can also be created for mortgage-related pass-through certificates or CMOs. Securities may be partially stripped so that each class receives some interest and some principal or they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an “interest-only” security, or “I/O,” and all of the principal is distributed to holders of another type of security, known as a “principal-only” security or “P/O.” The yields to maturity of mortgage-related I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, a Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on a P/O based on them could decline substantially.

Zero-coupon and stripped securities are generally more volatile than other debt securities. Because zero coupon bonds and the “principal only” components of stripped securities have a fixed rate of return, their value may fall more dramatically than the value of interest-bearing securities when interest rates rise and rise more rapidly when prevailing interest rates fall. The “interest-only” component of stripped securities are also especially sensitive to changes in prevailing interest rates. Zero-coupon bonds and principal only securities may be subject to Federal, state or local income tax on “imputed” interest even though no interest payments are being made.

Floating Rate and Variable Rate Obligations. Some debt securities have variable or floating interest rates. The interest rates on floating rate obligations change based on changes to a stated prevailing base market interest rate, such as a bank’s prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The interest rate on a floating rate obligation is adjusted automatically at specified times to give effect to changes in the base rate. The interest rate on a variable rate obligation is adjusted at stated periodic intervals to reflect current market interest rates. Generally, the changes in the interest rate on floating and variable rate obligations reduce the fluctuation in their market value, so the potential for capital appreciation or depreciation is less than that for comparable fixed-rate obligations.

Floating rate and variable rate obligations may have features that permit the holder to recover the principal amount of the security at specified intervals, generally not exceeding one year, upon notice to the issuer. Variable rate obligations may have a demand feature that allows the holder to tender the obligation to the issuer or a third party at certain times, generally for par value plus accrued interest, according to the terms of the obligations. The issuer of a demand obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the security plus accrued interest. The issuer usually must provide a specified number of days’ notice to the holder. Variable rate demand obligations may include master demand notes, which are obligations that permit the fund to invest fluctuating amounts in them.

The credit quality of a floating rate or variable rate obligation may be enhanced by being backed by a letter of credit or guarantee issued by a financial institution, corporation, the U.S. government or other entity.

When-Issued and Delayed-Delivery Transactions. “When-issued” and “delayed-delivery” are terms that refer to securities whose documentation is available, and for which a market exists, but which are not available for immediate delivery to a purchaser. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction with payment and delivery of the security made at a later date. During the period between purchase and settlement, the buyer makes no payment to the issuer (or seller) of the security and no interest accrues to the buyer from the investment. Purchases on that basis are made when it is anticipated that the price at the time of the transaction is lower than the price will be at the time of delivery.

The securities are subject to change in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the purchase price. If the value of the security declines below the purchase price, the transaction may lose money. The buyer relies on the other party to complete the when-issued or delayed-delivery transactions. The buyer will bear the risk that a security purchased on a when-issued or delayed-delivery basis may not be issued or may not be delivered as agreed. A failure to do so may cause the loss of an opportunity to obtain the security at an advantageous price or yield.

When-issued and delayed-delivery transactions can be used as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, if rising interest rates or falling prices are anticipated, a portfolio security may be sold on a delayed-delivery basis to attempt to limit exposure to those occurrences. In periods of falling interest rates and rising prices, a purchase of securities on a when-issued or delayed-delivery basis may be used to obtain the benefit of currently higher cash yields.

A Fund may engage in when-issued and delayed-delivery transactions for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to receive delivery, it may incur a gain or loss.

At the time of the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, a Fund records the transaction on its books and reflects the value of the security purchased in determining its net asset value. It also identifies liquid assets on its books at least equal to the amount of the purchase commitment until it pays for the investment. In a sale transaction, it records the proceeds to be received.

Equity Securities. Equity securities include common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations.

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. To the extent that a Fund invests in equity securities, the value of a Fund’s portfolio will be affected by changes in the stock markets. Market risk can affect a Fund’s net asset value per share, which will fluctuate as the values of a Fund’s portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

Other factors can negatively affect a particular stock’s price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. The Funds can invest in securities of large companies and mid-cap companies, but may also buy stocks of small companies, which may have more volatile stock prices than large companies.

Large Capitalization Stocks. Investments in large capitalization securities as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization securities. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Small and Mid Capitalization Stocks. The value of small and mid capitalization company stocks or ETFs that invest in stocks of small or mid capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Special Purpose Acquisition Companies (SPACs). A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. Investments in SPACs and similar entities are subject to a variety of risks beyond those associated with other equity securities. Because SPACs and similar entities do not have any operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify a merger target and complete an acquisition. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. As a result, it is possible that an investment in a SPAC may lose value.

Preferred Stock. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally extinguished. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates.

Rights and Warrants. Rights and warrants may be purchased directly or may be acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than the price of the underlying security. Rights are similar to warrants, but normally have a shorter duration and are distributed directly by the issuer to its shareholders. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Convertible Securities. Convertible securities are debt securities or preferred stocks that are convertible into the issuer’s common stock or other equity securities. While many convertible securities are considered to be mainly debt securities, certain convertible securities are regarded more as “equity equivalents” because of their conversion feature. The market value of a convertible security reflects both its “investment value,” which is its expected income potential, and its “conversion value,” which is its anticipated market value if it were converted. If its investment value exceeds its conversion value, the security will generally behave more like a debt security, and the security’s price will likely increase when interest rates fall and decrease when interest rates rise. If its conversion value exceeds its investment value, the security will generally behave more like an equity security. In that case, its price will tend to fluctuate with the price of the underlying common stock or other security.

Convertible debt securities, like other debt securities, are subject to credit risk and interest rate risk. Interest rate risk is the risk that when interest rates rise, the values of already-issued convertible debt securities generally fall. When interest rates fall, however, the values of already-issued convertible debt securities generally rise. Credit risk is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, a Fund’s income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall. The credit ratings of convertible securities generally have less impact on their price than the credit ratings of other debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore are subject to less risk than common stock in case of an issuer’s bankruptcy or liquidation. For convertible securities that are considered to be “equity equivalents,” their credit quality generally has less impact on the security’s value than in the case of non-convertible debt securities. To determine whether convertible securities should be regarded as “equity equivalents,” a number of factors may be considered, including:

●	whether the convertible security can be exchanged for a fixed number of shares of common stock of the issuer or is subject to a “cap” or a conversion formula or other type of limit;

●	whether the convertible security can be exchanged at a time determined by the investor rather than by the issuer;

●	whether the issuer of the convertible securities has restated its earnings per share on a fully diluted basis (that is, as if all of the issuer’s convertible securities were converted into common stock); and

●	the extent to which the convertible security may participate in any appreciation in the price of the issuer’s common stock.

Convertible securities generally sell at a premium over the value of the common stock into which they could be converted. If a Fund buys a convertible security at a premium, and the underlying common stock does not appreciate as expected, a Fund might not realize a gain on the security or may experience a loss. The conversion feature of convertible securities generally causes the market value of convertible securities to increase when the value of the underlying common stock increases, and to fall when the stock price falls. However, convertible securities generally do not have the same potential for capital appreciation as the underlying stock and may not experience the same decline when the price of the underlying common stock declines. Convertible securities usually only decline to a level called their “investment value,” which is approximately the value of a similar non-convertible debt security.

Foreign Securities. Foreign securities include equity and debt securities of issuers organized under the laws of countries other than the United States and debt securities issued or guaranteed by foreign governmental or by supra-national entities, such as the World Bank, or by their agencies or instrumentalities. They may also include securities of issuers (including those that are located in the U.S. or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a significant portion of their assets abroad. Securities denominated in foreign currencies issued by U.S. companies may also be considered to be “foreign securities.” Foreign securities may be traded on foreign securities exchanges or in foreign over-the-counter markets.

Investing in foreign securities offers potential benefits that are not available from investing only in the securities of U.S. issuers. Those benefits include the opportunity to invest in a wider range of issuers, in countries with economic policies or business cycles that differ from those in the United States and in markets that often do not move parallel to U.S. markets. Because of these features, foreign investments may reduce portfolio volatility.

The percentage of assets allocated to foreign securities may vary over time depending on a number of factors, including the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of foreign financial markets, the interest rate climate in particular foreign countries, and the relationship of foreign currencies to the U.S. dollar. The Adviser may analyze fundamental economic criteria, including for example: relative inflation levels and trends, growth rate forecasts, natural resources, reliance on particular industries, balance of payments status, interest rates, market conditions, currency values, international trading patterns, trade barriers, diplomatic developments, social and political factors, and economic policies.

Securities of foreign issuers that are represented by American Depository Receipts, or similar depository arrangements, or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered “foreign securities” for purposes of a Fund’s investment allocations, because they are not subject to many of the special considerations and risks that apply to foreign securities held and traded abroad.

Sovereign Debt. Sovereign debt securities include fixed income securities issued or guaranteed by governments, their agencies and instrumentalities, and securities issued by supranational entities such as the World Bank or the European Union. Investment in sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards international lenders or agencies and the political constraints to which a governmental entity may be subject. Although some sovereign debt is collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling or restructuring of such debt and to extend further loans to governmental entities. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. There can be no assurance that foreign sovereign debt securities will not be subject to similar restructuring arrangements or to requests for new credit which may have adverse consequences for holders of such debt. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. In the event of a default by a governmental entity, there may be limited or no effective legal remedies for collecting on such debt. A restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, a flight to quality debt instruments, disruptions in common trading markets or unions, reduced liquidity, increased volatility, and heightened financial sector, foreign securities and currency risk, among others.

Debt securities issued by certain “supra-national” entities include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. The governmental members of those supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. There can be no assurance that the constituent governments will continue to be able or willing to honor their capitalization commitments.

U.S. dollar-denominated “Brady Bonds” are foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

Risks of Foreign Investing. Investments in foreign securities present risks and considerations not usually associated with investments in U.S. securities. Those may include:

●	a lack of public information about foreign issuers;

●	lower trading volume and less liquidity in foreign securities markets than in U.S. markets;

●	greater price volatility in foreign markets than in U.S. markets;

●	less government regulation of foreign issuers, exchanges and brokers than in the U.S.;

●	a lack of uniform accounting, auditing and financial reporting standards in foreign countries compared to those applicable to U.S. issuers;

●	fluctuations in the value of foreign investments due to changes in currency rates;

●	the expense of currency exchange transactions;

●	greater difficulties in pricing securities in foreign markets;

●	foreign government restrictions on investments by U.S. and other non-local entities;

●	higher brokerage commission rates than in the U.S.;

●	increased risks of delays in clearance and settlement of portfolio transactions;

●	unfavorable differences between the U.S. economy and some foreign economies;

●	greater difficulty in commencing and pursuing lawsuits or other legal remedies;

●	less regulation of foreign banks and securities depositories;

●	increased risks of loss of certificates for portfolio securities;

●	government restrictions on the repatriation of profits or capital or other currency control regulations;

●	the possibility in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments;

●	the reduction of income by foreign taxes; and

●	potential for time-zone arbitrage.

Foreign investments are often denominated in currencies other than the U.S. dollar, which means that changes in the currency exchange rate will affect the value of those investments. Generally, when the U.S. dollar increases in value against a foreign currency, an investment denominated in that currency is worth less in U.S. dollars and when the U.S. dollar decreases in value against a foreign currency, an investment denominated in that currency is worth more in U.S. dollars. The Funds must compute their net asset value and their income in U.S. dollars and a change in the dollar value of a foreign currency will generally result in a change in a Fund’s net asset value or its investment income that is available for distribution to shareholders. Because a portion of a Fund’s investment income may be received in foreign currencies, a Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore a Fund will absorb the cost of currency fluctuations. Foreign currency losses that occur after a Fund has distributed income may result in a Fund having made a distribution that was larger than its investment income during a particular fiscal period. In that case, the additional amount distributed would be classified as a return of capital to shareholders. In the past, government policies have discouraged investments in certain foreign countries through economic sanctions, trade restrictions, taxation or other government actions. It is possible that such policies could be implemented in the future.

Risks of Developing and Emerging Markets. Emerging and developing markets may offer special opportunities for investing but, in addition to being subject to all the risks of foreign investing, also have greater risks than more mature foreign markets. Emerging and developing market countries may be subject to greater political, social and economic instability; have high inflation rates; experience unfavorable diplomatic developments; have less liquid securities markets with greater price volatility; have additional delays in the settlement of securities transactions; impose exchange controls; be subject to trade barriers; impose differential taxes on foreign investors; have a higher possibility of confiscatory taxes or the expropriation of assets; impose restrictions on direct investments or investments in issuers in particular industries; and lack developed legal or regulatory systems. Investments in securities of issuers in developing or emerging market countries may be considered speculative. Additional information about certain risks associated with emerging and developing markets is provided below.

●	Less Developed Securities Markets. Developing or emerging market countries may have less well-developed securities markets and exchanges. Consequently, they have lower trading volume than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Therefore, prompt liquidation of substantial portfolio holdings may be difficult at times. As a result, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability.

●	Transaction Settlement. Settlement procedures in developing or emerging markets may differ from those of more established securities markets. Settlements may also be delayed by operational problems. Securities issued by developing countries and by issuers located in those countries may be subject to extended settlement periods. Delays in settlement could result in temporary periods during which some assets are uninvested and no return is earned on those assets. The inability to make intended purchases of securities due to settlement problems could cause missed investment opportunities. Losses could also be caused by an inability to dispose of portfolio securities due to settlement problems. As a result there could be subsequent declines in the value of the portfolio security, a decrease in the level of liquidity of the portfolio or, if there is a contract to sell the security, a possible liability to the purchaser.

●	Price Volatility. Securities prices in developing or emerging markets may be significantly more volatile than is the case in more developed nations of the world, which may lead to greater difficulties in pricing securities.

●	Less Developed Governments and Economies. Developing or emerging market countries may have less developed legal and accounting systems, and their governments may also be more unstable than the governments of more developed countries. For example, governments of some developing or emerging market countries have defaulted on their bonds and there is the risk of this happening in the future. These countries may also have less protection of property rights than more developed countries. Developing or emerging market countries also may be subject to social, political or economic instability, and have greater potential for pervasiveness of corruption and crime, armed conflict, the adverse economic impact of civil war and religious or ethnic unrest. In addition, the economies of developing or emerging market countries may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Further, the value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may also be subject to greater potential difficulties in enforcing contractual obligations.

●	Government Restrictions. In certain developing or emerging market countries, government approval may be required for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. Also, a government might impose temporary restrictions on remitting capital abroad if the country’s balance of payments deteriorates, or it might do so for other reasons. If government approval were delayed or refused, income or capital gains may not be able to be transmitted to the United States. Other government restrictions may include confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies, managed adjustments in relative currency values and other protectionist measures, and practices such as share blocking. Share blocking is the practice in certain foreign markets where voting rights related to an issuer’s securities are predicated on those securities being blocked from trading at the custodian or sub-custodian level for a period of time around a shareholder meeting. Such restrictions have the effect of prohibiting the purchase and sale of certain voting securities within a specified number of days before, and in certain instances, after a shareholder meeting. The share blocking period can last up to several weeks, typically terminating on a date established at the discretion of the issuer. Share blocking may prevent a Fund from buying or selling securities for a period of time. When shares are blocked, trades in such securities will not settle. Having a blocking restriction lifted can be difficult and onerous, with the particular requirements varying widely by country. In some countries, the block cannot be removed for the duration of time it is effective. Additionally, the imposition of restrictions on investments by foreign entities might result in less attractive investment opportunities or require the sale of existing investments. Investments in developing or emerging market countries may also be subject to greater risks relating to the withdrawal or non-renewal of any license enabling a Fund to trade in securities of a particular country.

●	Privatization Programs. The governments in some developing or emerging market countries have been engaged in programs to sell all or part of their interests in government-owned or controlled enterprises. Privatization programs may offer opportunities for significant capital appreciation, in the appropriate circumstances. However, in certain developing countries, the ability of foreign entities to participate in privatization programs may be limited by local law. Additionally, the terms on which a foreign entity might be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that privatization programs will be successful.

Passive Foreign Investment Companies. Under U.S. federal income tax laws, passive foreign investment companies (“PFICs”) are those foreign corporations which generate primarily “passive” income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For U.S. federal income tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a taxable year is passive income or if 50% or more of its assets during a taxable year are assets that produce, or are held to produce, passive income.

Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Investments in foreign mutual funds may be used to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment. However, investments in foreign mutual funds are subject to limits under the 1940 Act.

Other types of foreign corporations may also be considered PFICs if their percentage of passive income or passive assets exceeds the limits described above. Unless an election is made with respect to an investment in a PFIC, which election may not always be possible, income from the disposition of a PFIC investment and from certain PFIC distributions may be subject to adverse tax treatment. The application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a regulated investment company itself to tax on certain income from PFIC shares. U.S. federal income tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Foreign corporations that are PFICs for U.S. federal income tax purposes may not always be recognized as such or may not provide investors all information required to report, or make an election with respect to, such investment.

A foreign issuer will not be treated as a PFIC with respect to a shareholder if such issuer is a controlled foreign corporation for U.S. federal income tax purposes (“CFC”) and the shareholder holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such issuer. In such a case, the shareholder generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of a CFC’s income, whether or not the CFC distributes such shareholder’s share of such amounts to it. Such income will be considered “qualifying income” for purposes of a shareholder’s qualification as a regulated investment company regardless of whether such income is distributed to that shareholder.

Additional risks of investing in other investment companies are described under “Securities of Other Investment Companies.”

Derivatives and Hedging. The Funds can invest in a variety of derivative instruments for liquidity, to seek income or investment return, or for hedging purposes. Some of the derivative instruments and hedging strategies that a Fund may use are:

●	“structured” notes;

●	swaps, including interest rate swaps, total return swaps and credit default swaps;

●	options;

●	forward contracts;

●	and futures contracts.

Futures. Futures contracts are used to buy or sell an asset or a non-asset reference for future delivery at a fixed price. A Fund can buy and sell futures contracts that relate to (1) broadly-based bond or other security indices (these are referred to as “financial futures”), (2) commodities (these are referred to as “commodity futures”), (3) debt securities (these are referred to as “interest rate futures”), (4) foreign currencies and (5) an individual stock (“single stock futures”).

A Fund may use futures for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by its investment adviser (as they may be amended from time to time), and as otherwise set forth in a Fund’s registration statement.

Financial Futures. Financial futures are based on the value of the basket of securities that comprise an index. These contracts obligate the buyer or seller to pay cash to settle the futures transaction, based on the fluctuation of the index’s value in response to the change in the relative values of the underlying securities that are included in the index over the term of the contract. No delivery of the underlying securities is made to settle the futures contract. Either party may also settle the transaction by entering into an offsetting contract.

Commodity Futures. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver.

A Fund can purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

Interest Rate Futures. An interest rate future obligates the seller to deliver cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

Single Stock Futures. A single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security of an issuer to settle the futures transaction. Either party may also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, and contracts are typically not transferable between the exchanges.

Put and Call Options on Futures. A call on a futures contract may be sold by a Fund without owning the futures contract or securities deliverable under the contract. The receipt of an exercise notice by a Fund as to a future would not require the delivery of the futures contract under any circumstances. It would, however, put a Fund in a short futures position, which is permitted under applicable hedging policies.

A put option on a future may be purchased by a Fund to attempt to protect against a decline (below the exercise price) in the value of the underlying investment during the put period. If, because the market price of the underlying investment remains above or equal to the exercise price, the put is not exercised or resold, it becomes worthless on the expiration date. In that case the purchaser will have lost the amount it paid as a premium and not realized any benefit from the right to sell the underlying investment. If the purchaser resells the put prior to its expiration, it may or may not realize a profit on that resale.

A put option may also be purchased by a Fund on a future it does not own. That would permit a Fund to resell the put or to buy the underlying investment and sell it at the exercise price. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, or in interest or currency exchange rates, including the implied volatility, which in turn are affected by fiscal and monetary policies and by national and international political and economic events.

The Funds may sell uncovered call and put options (i.e., where a Fund does not own or is not short, as applicable, the instrument underlying the call or put option) and covered call and put options (i.e., where a Fund holds or is short, as applicable, an equivalent position in the instrument underlying the call or put option).

When a Fund purchases an option, it may lose the total premium paid for it if the price of the underlying security or other assets decreased, remained the same or failed to increase to a level at or beyond the exercise price (in the case of a call option) or increased, remained the same or failed to decrease to a level at or below the exercise price (in the case of a put option). If a call or put option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to such Fund. By writing put options, a Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire exercise price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument.

When a Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If there is a broad market decline and a Fund is not able to close out its written put options, it may result in substantial losses to the Fund.

By writing a call option, a Fund may be obligated to deliver instruments underlying an option at less than the market price. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, a Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. A Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised options.

By writing call and put options on underlying instruments, the returns of the options writing strategy will be determined by the performance of the underlying instrument. If the underlying instrument appreciates or depreciates sufficiently over the period to offset the net premium received by a Fund, the Fund may incur losses. Increases in implied volatility of options may cause the value of an option to increase, even if the value of the underlying instrument does not change, which could result in a reduction in a Fund’s NAV. In unusual market circumstances where implied volatility sharply increases or decreases causing options spreads to be significantly correlated to the underlying instrument, a Fund’s option writing strategy may not perform as anticipated. Prior to the exercise or expiration of the option, a Fund is exposed to implied volatility risk, meaning the value, as based on implied volatility, of an option may increase due to market and economic conditions or views based on the sector or industry in which issuers of the underlying instrument participate, including issuer-specific factors.

Buying and Selling Options on Foreign Currencies. Put and call options on foreign currencies include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or that are quoted by major recognized dealers in such options. A Fund can buy and sell exchange-traded and over the counter put options and call options on foreign currencies. A Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities a Fund wants to acquire.

If a Fund’s investment adviser anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a Fund’s investment adviser anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to a Fund’s position. A Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a “cross-hedging” strategy.

Foreign Currency Forward Contracts. Foreign currency forward contracts are used to buy or sell foreign currency for future delivery at a fixed price. They are used to “lock in” the U.S. dollar price of a security denominated in a foreign currency that a Fund has bought or sold, or to protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases. Forward contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

Forward Contract Strategies. Under a forward contract, a Fund agrees to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. The costs of engaging in forward contracts varies depending on factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

A forward contract might be used to provide for the purchase or sale of the amount of foreign currency involved in the purchase or sale of a security denominated in a foreign currency, or for dividend or interest payments that may be received in a foreign currency. This is called a “transaction hedge.” The transaction hedge will protect against a loss from an adverse change in the currency exchange rates during the period between the date on which a security is purchased or sold or on which a payment is declared, and the date on which the payments are made or received. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities, but it does fix a rate of exchange in advance.

If it is anticipated that a foreign currency might suffer a substantial decline against the U.S. dollar, forward contracts to sell the foreign currency could be used to lock in the U.S. dollar value of portfolio positions. This is called a “position hedge.” To try to protect against a substantial decline of the U.S. dollar against a foreign currency, a forward contract to buy that foreign currency for a fixed dollar amount could be used. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency a Fund believes will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities are denominated.

In some cases, at or before the maturity of a forward contract, a Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. If the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver, a Fund might have to purchase additional foreign currency on the “spot” (that is, cash) market to settle the security trade. If the market value of the security exceeds the amount of foreign currency a Fund is obligated to deliver, a Fund might have to sell some of the foreign currency on the spot market. There would be additional transaction costs for the spot market transactions in those cases.

Alternatively, the contractual obligation to deliver the currency may be offset by purchasing a second contract to obtain, on the same maturity date, the same amount of the currency as the currency obligation. Similarly, a forward contract purchase obligation may be closed out by entering into a second contract to sell the same amount of the same currency on the maturity date of the first contract. The gain or loss would be realized as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

Forward Contract Risks. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date a forward contract is entered into and the date it is sold. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing losses on those contracts and additional transaction costs. The use of forward contracts might reduce performance if there are unanticipated changes in currency prices.

Forward Contract Costs. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Foreign exchange dealers do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency at one rate, while offering a lower rate for purchasing that currency. In addition, the credit and performance risk of the relevant counterparty to the forward contract (e.g., a central clearing house counterparty or a bilateral agreement counterparty) must also be evaluated.

Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If a Fund uses a hedging instrument at the wrong time or if market conditions are judged incorrectly, hedging strategies may reduce a Fund’s return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments. A Fund’s option activities may affect its costs.

A Fund’s option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by a Fund might cause a Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within a Fund’s control, holding a put might cause a Fund to sell the related investments for reasons that would not exist in the absence of the put.

A Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by a Fund is exercised on an investment that has increased in value above the call price, a Fund will be required to sell the investment at the call price. Consequently, a Fund will not realize any additional appreciation on the investment once its value increases above the call price. An exchange traded option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund’s portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of a Fund’s securities. For example, it is possible that while a Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in a Fund’s portfolio might decline. If that occurred, a Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of a Fund’s portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, a Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

A Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when a Fund does so the market might decline. If a Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, a Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Swaps. A “swap” is a contract under which one party agrees to exchange an asset (for example, bushels of wheat) for another asset (cash) at a specified date or dates in the future. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap an asset for cash at only one forward date. Swap transactions may also have more than one period and therefore more than one exchange of assets. If the term of a swap is for more than one period, the purchaser may make payments at an adjustable or “floating” rate. With a floating rate fee, the payments are based on a reference rate and are adjusted each period. If the reference rate increased over the term of the swap, the fee would increase at each swap reset date.

Swap transactions with certain counterparties may be entered into pursuant to master netting agreements. A master netting agreement provides that all swaps done between the parties shall be regarded as parts of an integral agreement. On any date, the amounts payable to or from each party in respect to one or more swap transactions in the same currency will be combined and the parties will receive or be obligated to pay the net amount. A master netting agreement may also provide that if a party defaults on one swap, the other party can terminate all of the swaps with that counterparty. If there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap for each terminated swap (i.e., the mark-to-market value at the time of termination of each swap). The gains and losses on all swaps are netted, and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as “aggregation.”

Interest Rate Swaps. In an interest rate swap, a Fund and another party exchange their rights to receive interest payments on a security or payments based on a reference rate. For example, they might swap the right to receive floating rate payments based on a reference rate for the right to receive fixed rate payments.

Interest rate swaps entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates, the payments made by a Fund under a swap agreement will be greater than the payments it receives. Credit risk is the risk that the counterparty might default. If the counterparty defaults, a Fund may lose the net amount of contractual interest payments that it has not yet received.

Swaptions. A swaption is a contract that gives the holder the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset, a customized basket of assets, or a non-asset reference during a specified period of time. A Fund may enter into total return swaps to gain exposure to an overall market or an asset. In a total return swap, a Fund will receive the price appreciation (or depreciation) of an index, a portion of an index, an asset or a customized basket of assets in exchange for paying (or receiving) an agreed-upon fee. Total return swaps can have the potential for unlimited losses. Total return swaps entail the risk that the counterparty might default on the contract. If the counterparty defaults, a Fund may lose any contractual payments that a Fund is entitled to. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated.

Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer. Credit default swaps may be on a single issuer or on a basket of issuers. The purchaser of protection pays a fee during the life of the swap. Generally, if a Fund buys credit protection using a credit default swap, it will make fixed payments to the counterparty. If there is a credit event with respect to an issuer (bankruptcy, failure to timely pay interest or principal on its obligations, a restructuring or other specified occurrence) with respect to a credit default swap on which a Fund has purchased credit protection, a Fund will deliver the issuer’s defaulted bonds and the swap counterparty will pay the par amount of the bonds. Alternatively, the credit default swap may be cash settled where the swap counterparty will pay a Fund the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of issuers, the notional amount of the swap is reduced by the amount represented by that issuer, and the fixed payments are then made on the reduced notional amount.

Selling credit protection in a credit default swap increases the exposure to the specific issuer. If a Fund sells credit protection using a credit default swap, generally a Fund will receive fixed payments from the counterparty, and if a credit event occurs with respect to the issuer, the swap counterparty will deliver the issuer’s defaulted bonds and a Fund will pay the counterparty the par amount. Alternatively, the credit default swap may be cash settled where a Fund will pay the swap counterparty the difference between the par value and market value of the defaulted bonds. If the swap is on a basket of issuers, the notional amount of the swap is reduced by the amount represented by the issuer, and the fixed payments are then made on the reduced notional amount.

Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, a Fund may lose money. Credit default swaps are also subject to the risk that a Fund will not properly assess the risk of the underlying issuer. If a Fund is selling credit protection, there is a risk that a credit event will occur and that a Fund will have to pay the counterparty. If a Fund is buying credit protection, there is a risk that no credit event will occur and a Fund will receive no benefit for the premium paid.

A credit default swap index product (sometimes referred to as a CDX index) is an equally-weighted credit default swap index. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as North American investment grade, high volatility investment grade, below investment grade, as well as emerging markets, and provide investors with exposure to specific “baskets” of issuers of bonds or loans. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.

“Structured” Notes. “Structured” notes are specially-designed derivative debt instruments. The terms of the instrument may be “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, or a commodity or to the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Structured notes are subject to interest rate risk and are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, a Fund might receive less interest than the stated coupon payment or receive less principal upon maturity of the structured note. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult for a Fund to value them or sell them at an acceptable price. In some cases, a Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of these notes over time.

In some cases, a Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the underlying investment or index. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Forward Rolls. In a “forward roll” transaction (also referred to as a “mortgage dollar roll”), an investor sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income in excess of the yield on the securities that have been sold. During the period between the sale and the repurchase, the seller is not entitled to receive interest and principal payments on the securities that have been sold. It is also possible that the market value of the securities may decline below the repurchase price of the securities or that the counterparty might default in its obligations.

To-Be-Announced (“TBA”) Securities and Dollar Rolls. A Fund that invests in mortgage-backed securities may choose to purchase or sell certain mortgage-backed securities on a delayed delivery or forward commitment basis through the to-be-announced (“TBA”) market. With TBA transactions, a Fund enters into a commitment to either purchase or sell mortgage-backed securities with specified characteristics for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for mortgage-backed securities. These transactions are considered TBA because the buyer commits to buy a pool of mortgages that have yet to be specifically identified, but within certain parameters for term, program, and coupon. Although TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, a Fund will bear the risk of any decline in the value of the security to be delivered. For either purchase or sale transactions, a Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells its current TBA security to a dealer while simultaneously agreeing to buy a TBA security with similar characteristics with a later settlement date. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer.

Recently finalized rules of the Financial Industry Regulatory Authority include mandatory margin requirements that will require the Funds to post collateral in connection with their TBA transactions. The required collateralization of TBA trades increases operational complexity and could increase the cost of TBA transactions to the Funds.

Variable Amount Master Demand Notes. Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit. These notes are direct lending arrangements between the lender and borrower and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payments on demand. The Adviser will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

Illiquid and Restricted Securities. The Fund may not invest more than 15% of the value of its net assets in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The Adviser will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Board of Trustees of the Trust (the “Board”), to ensure compliance with this investment restriction. The Funds has a liquidity risk management program designed to assess and manage the Fund’s liquidity risk. The program has been approved by the Board, which has also approved the appointment of a liquidity program administrator (the “LPA”). The LPA is responsible for oversight of the Fund’s liquidity risk management efforts, including classifying the liquidity of each Fund investment, ensuring the Fund holds no more than 15% of its net assets in illiquid investments, ensuring that the Fund holds enough liquid assets to meet reasonably foreseeable redemption requests, and reporting to the Board regarding the effectiveness and operation of the liquidity risk management program.

Restricted securities acquired through private placements have contractual restrictions on their public resale that might limit the ability to value or to dispose of the securities and might lower the price that could be realized on a sale. To sell a restricted security that is not registered under applicable securities laws, the security might need to be registered. The expense of registering restricted securities may be negotiated with the issuer at the time of purchase. If the securities must be registered in order to be sold, a significant period may elapse between the time the decision is made to sell the security and the time the security is registered. There is a risk of downward price fluctuation during that period.

Limitations that apply to purchases of restricted securities do not limit purchases of restricted securities that are eligible for sale to qualified institutional buyers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by a Fund under its policies and procedures. If there is a lack of trading interest in a particular Rule 144A security, holdings of that security may be considered to be illiquid.

Borrowing. To the extent permitted under the 1940 Act and other applicable law, the Fund may borrow money. In the event that the Fund ever borrows money under these conditions, such borrowings could increase the Fund’s costs and thus reduce the value of the Fund’s assets and returns to shareholders.

Lending of Portfolio Securities. By lending its portfolio securities, a Fund would attempt to increase its income by receiving a fixed fee or a percentage of the collateral, in addition to continuing to receive the interest or dividends on the securities loaned. The terms, structure and the aggregate amount of such loans would be consistent with the 1940 Act. The borrower would be required to secure any such loan with collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the total market value and accrued interest of the securities loaned by such Fund.

If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities that may be subject to market appreciation or depreciation. A Fund may not be able to recall loaned securities in time to exercise its voting rights.

Cash Equivalents. The Fund may invest in cash and high-quality short-term fixed-income securities. All money market instruments can change in value when interest rates or an issuer’s creditworthiness change dramatically. These short-term fixed-income securities are described below:

1.       Repurchase Agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Adviser. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a fund’s limit on illiquid securities. When the Fund enters into a repurchase agreement it may lose money if the other party defaults on its obligation and the fund is delayed or prevented from disposing of the collateral. A loss may be incurred if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

2.       Bank Obligations. Bank obligations include banker’s acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by the Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 10% of a Fund’s total assets at the time of purchase.

3.       Commercial Paper. Commercial paper will consist of issues rated at the time of investment as A-1 and/or P-1 by S&P, Moody’s or similar rating by another nationally recognized rating agency. In addition, the Fund may acquire unrated commercial paper and corporate bonds.

4.       Investment Company Securities. The Fund may invest in funds such as money market funds and short-term bond funds.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to special risks, including:

●	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange or will trade with any volume. There is no guarantee that an active secondary market will develop for Shares of the Fund. In stressed market conditions, the liquidity of Shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares of the Fund.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

●	Authorized Participants (“APs”), Market Makers, and Liquidity Providers Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Costs of Buying or Selling Shares of the Fund. Due to the costs of buying or selling Shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares of the Fund may significantly reduce investment results and an investment in Shares of the Fund may not be advisable for investors who anticipate regularly making small investments.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding Shares of the Fund means the lesser of: (1) 67% or more of the outstanding Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding Shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

The Fund:

1.	May not borrow money except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

2.	May not issue any senior securities to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

3.	May not underwrite securities issued by others except to the extent a Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities.

4.	May not invest more than 25% of the value of its net assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. The limitation against industry concentration does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to shares of investment companies; however, the Fund will not invest more than 25% of its net assets in any investment company that so concentrates. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

5.	May not purchase or sell real estate except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

6.	May not make loans to others, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction.

7.	May invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

If a percentage or rating restriction on an investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in such percentages or restrictions resulting from any cause other than actions by the Fund will not be considered a violation. Currently, subject to modification to conform to the 1940 Act as interpreted or modified, the Fund is permitted, consistent with the 1940 Act, to borrow, and pledge its Shares to secure such borrowing, provided, that immediately thereafter there is asset coverage of at least 300% for all borrowings by the Fund from a bank. If borrowings exceed this 300% asset coverage requirement by reason of a decline in net assets of the Fund, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 300% asset coverage requirement. The 1940 Act also permits the Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of the Fund’s total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of the Fund exceed 5% of the value of the total assets of the Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders.

Currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified: Open-end registered investment companies such as the Fund is not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of shares and to divide those series into separate classes. The Fund currently offers one class of Shares. The Fund have no intention of issuing senior securities, except that the Trust has issued its shares in separate series and may divide those series into classes of shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With respect to the Fund’s Fundamental Policy #4 as described above, the Fund will consider, to the extent practicable and consistent with applicable rules, regulations of the SEC and applicable guidance from the staff of the SEC, investments of its underlying investment companies when determining its compliance with the policy.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Investment Adviser. Kingsbarn Capital Management, LLC (the “Adviser”), 1645 Village Center Circle, Suite 200, Las Vegas, Nevada 89134, is the investment adviser to the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Nevada limited liability company and is controlled by Jeff Pori.

The Adviser currently provides investment advisory services pursuant to an investment advisory agreement (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust’s Board of Trustees. In addition, the Adviser: (i) furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund; (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Trust’s Board of Trustees; and (iii) is responsible for oversight of the Sub-Adviser. For its services with respect to the Fund, the Adviser is entitled to receive an annual management fee, calculated daily and payable monthly, of 1.25% of the Fund’s average daily net assets. Under the Advisory Agreement, the Adviser assumes and pays, at its own expense and without reimbursement from the Trust, all ordinary expenses of the Fund, except the fee paid to the Adviser pursuant to the Advisory Agreement, distribution fees or expenses under a Rule 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Adviser has contractually agreed to waive its management fee to an annual rate of 0.95% of the average daily net assets of the Fund until March 31, 2025 and the Adviser may not terminate this arrangement prior to that date. For the period from the Fund’s commencement of operations (December 20, 2021) through November 30, 2022, $25,971 in management fees were earned by the Adviser of which $6,233 were waived and $19,738 were paid to the Adviser pursuant to the Advisory Agreement. For the fiscal year ended November 30, 2023, $13,939 in management fees were earned by the Adviser of which $3,346 were waived and $10,593 were paid to the Adviser pursuant to the Advisory Agreement. For the fiscal year ended November 30, 2024, $16,228 in management fees were earned by the Adviser of which $3,895 were waived and $12,333 were paid to the Adviser pursuant to the Advisory Agreement.

The Adviser retains the right to use the name “Kingsbarn” or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name “Kingsbarn” or any derivative thereof automatically ceases ninety days after termination of the Advisory Agreement and may be withdrawn by the Adviser on ninety days written notice. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

The Advisory Agreement was approved by the Trustees (including all the Independent Trustees) in compliance with the 1940 Act. The Advisory Agreement will continue in force for an initial period of up to two years. Thereafter, the Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares of the Fund. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of a Fund’s outstanding Shares on not less than 60 days’ written notice to the Adviser, or by the Adviser on 90 days’ written notice to the Trust. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Sub-Adviser. The Adviser has retained Vident Asset Management (the “Sub-Adviser”), located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, to serve as sub-adviser for the Fund. The Sub-Adviser was established in 2016 and is owned by Vident Capital Holdings, LLC. Vident Capital Holdings, LLC is controlled by MM VAM, LLC, which is owned by Casey Crawford.

Pursuant to an Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser, which is calculated daily and payable monthly as a percentage of the Fund’s average daily net assets, at the annual rate of 0.045% on assets up to $250,000,000, 0.04% on assets from $250,000,000 to $500,000,000, and 0.035% on assets in excess of $500,000,000, subject to a minimum annual fee of $25,000. If the Adviser and Trust elect to have the Sub-Adviser manage the strategy through the use of individual bonds, rather than ETFs, once the Fund reaches $500,000,000 in assets the Sub-Adviser’s fee will be at an annual rate of 0.06% on assets up to $500,000,000 and 0.055% on assets in excess of $500,000,000, calculated daily and payable monthly as a percentage of the Fund’s average daily net assets.

The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of up to two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares of the Fund. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or by a majority of the Fund’s outstanding Shares or by the Adviser on not less than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 90 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Portfolio Manager. As described in the prospectus, Steven Todd Ruoff serves as the Fund’s Portfolio Manager and he is responsible for the day-to-day investment management of the Fund. In addition to the Fund, the Portfolio Manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as November 30, 2024:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Steven Todd Ruoff	0	0	0	0	0	0	0

Conflicts of Interests. The Portfolio Manager’s management of “other accounts” (to the extent any such accounts are ever managed) may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of other accounts, on the other. Other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation. The compensation of Steven Todd Ruoff is a combination of a monthly retainer and a percentage of the value of the assets in the Fund’s portfolio.

Portfolio Manager Share Ownership. As of the date of this SAI, the Portfolio Manager did not beneficially own Shares of the Fund.

Administrator. Pursuant to a Fund Services Agreement, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (the “Administrator”) serves as the Fund’s administrator. In its capacity as administrator, the Administrator supervises all aspects of the operations of the Fund except those performed by the Adviser. The Administrator provides certain administrative services and facilities to the Fund, including, among other responsibilities, assisting in the preparation and filing of documents required for compliance by the Fund with applicable laws and regulations and arranging for the maintenance of books and records of the Fund. The Administrator receives an asset-based fee computed daily and paid monthly on the average daily net assets of the Fund, subject to a minimum fee plus out-of-pocket expenses. During the period from the Fund’s commencement of operations (December 20, 2021) through November 30, 2022, and for the fiscal years ended November 30, 2023 and November 30, 2024, fees paid to the Administrator for services pursuant to the Fund Services Agreement were $21,640, $25,000, and $25,000, respectively. The Adviser pays these fees.

Fund Accountant, Transfer Agency and Other Services. Pursuant to a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, Citi provides certain financial administration services (other than those provided by the Administrator), transfer agency, and fund accounting services to the Fund. As financial administrator, Citi performs services including but not limited to: (1) calculating Fund expenses; (2) calculating the Fund performance data; and (3) providing certain compliance support services. As fund accountant, Citi maintains certain financial records of the Trust and provides accounting services to the Fund that include the daily calculation of the Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. As transfer agent, Citi issues Shares of the Fund in Creation Units to fill purchase orders for the Fund’s Shares, maintains records of the issuance and redemption of the Fund’s Shares, and acts as the Fund’s dividend disbursing agent.

For the financial administration and fund accounting services provided to the Trust, the Trust has agreed to pay to Citi an annual asset based fee as a percentage of the aggregate net assets of the Fund, subject to certain breakpoints and minimum fee requirements. Citi is also entitled to fees for services that it renders with respect to the filing of Form N-PORT, its services related to liquidity risk management and out-of-pocket expenses. During the period from the Fund’s commencement of operations (December 20, 2021) through November 30, 2022, and for the fiscal years ended November 30, 2023 and November 30, 2024, fees to Citi for services pursuant to the Services Agreement were $8,266, $29,447, and $47,021, respectively. The Adviser pays these fees.

Custodian. Pursuant to a Custodial and Agency Services Agreement with the Trust, Citibank, N.A. (“Custodian”), located at 388 Greenwich Street, New York, New York 10048, serves as Custodian for the Fund and safeguards and holds the Fund’s cash and securities, settles the Fund’s securities transactions and collects income on the Fund’s investments. Under the agreement, the Custodian also: (1) provides data required by the Adviser to determine the Fund’s Creation Basket and estimated All Cash Amount for each Business Day (this service is paid for by the Adviser directly pursuant to the Services Agreement between Citi and the Adviser (see “Services Agreement,” above)); (2) monitors the settlement of securities comprising the Creation Basket and any cash in connection with the purchase and redemption of Creation Units and requests the issuance of related Creation Units; (3) deposits securities comprising the Creation Basket and/or cash received from Authorized Participants in connection with purchases of Creation Units into the Fund’s custody and cash accounts; (4) disburses securities comprising the Creation Basket and/or cash from the Fund’s custody and cash accounts to Authorized Participants in connection with the redemptions of Creation Units; and (5) performs certain other related services, (See “Purchase and Redemption of Creation Units,” below).

Distributor and Principal Underwriter. Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (doing business as ACA Group), (the “Distributor”) the Fund’s distributor, is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Additional Information About Purchases and Sales.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

The Board has not adopted a Distribution and Service Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act with respect to the Fund. No Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees.

The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Fund.

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm, Cohen & Company, Ltd. audits the Fund’s annual financial statements, and prepares the Trust’s tax returns. Cohen & Company, Ltd is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

TRUSTEES AND OFFICERS OF THE TRUST

Trustees and Officers. The Trust is governed by the Board, which is responsible for protecting the interests of shareholders. The trustees are experienced businesspersons who meet throughout the year to oversee the Trust’s activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below.

Ms. Mary Lou H. Ivey has business experience as a practicing tax accountant from 1996 to 2021 and, as such, brings tax, budgeting and financial reporting skills to the Board. Currently, Ms. Ivey serves as the Chief Financial Officer for the Episcopal Church Building Fund since 2022 utilizing her financial knowledge and skills.

Ms. Laura V. Morrison has over 30 years of experience in leadership roles at global stock exchanges and asset managers. She has extensive knowledge of ETFs as well as mutual funds, having set the strategy and managed the product development, sales distribution and marketing teams at a leading provider. Ms. Morrison also guided the growth of several listing exchanges in the U.S. and Europe including NYSE & Cboe Markets.

Dr. David J. Urban is Dean Emeritus and Professor of Marketing at the Jones College of Business, Middle Tennessee State University. He earned a Ph.D. in Business Administration with a concentration in Marketing from the University of Michigan. Dr. Urban also holds a master’s degree in Psychology from the University of Michigan and an undergraduate degree in Commerce with a concentration in Marketing from the University of Virginia. His extensive career is marked by significant budget responsibility and accountability, with expertise in marketing, strategic planning, organizational leadership, and management contributing to the Board’s long-term goal setting.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Chairman of the Board of Trustees is Ms. Ivey, who is not an “interested person” of the Trust, within the meaning of the 1940 Act. The Trust also has an independent Audit Committee that allows the Board to access the expertise necessary of oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions.

ETFs face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Trustee Emeritus

Mr. Theo H. Pitt is a Trustee Emeritus of the Trust. In his capacity as Trustee Emeritus, he does not have any fiduciary or oversight responsibilities to the Trust, and he does not vote on any matters that may be brought before the Board. As Trustee Emeritus, Mr. Pitt serves the Board in an advisory capacity, which allows the Board to capitalize on the institutional knowledge and experience Mr. Pitt has garnered over many decades in the financial services and investment management industries. Mr. Pitt began serving as Trustee Emeritus on January 1, 2025. Previously, Mr. Pitt served as an Independent Trustee of the Trust from December 2019 until he retired on December 31, 2024.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, Virginia, 23235, unless otherwise indicated.

Non-Interested Trustees

NAME, YEAR OF BIRTH AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE IN THE PAST FIVE YEARS
Mary Lou H. Ivey 1958 Trustee	Indefinite, Since December, 2019	Senior Vice President, Episcopal Church Building Fund (national nonprofit organization) since January 2022. Accountant, Harris, Hardy & Johnstone, P.C., (accounting firm), 2008 - 2021.	104	Independent Trustee of World Funds Trust for the twenty-three series of that trust; and Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust(each a registered investment company).
Laura V. Morrison 1966 Trustee	Indefinite, Since July 2024	Owner, LVM Advisory LLC (consulting services to financial institutions) since 2024; Director and Member of Nominating and Governance Committee, Women in ETFs (not for profit) (2021 – present); Formerly, Chief Revenue Officer, Direxion (2022-2023); Senior Vice President, Global Head of Listings, Cboe Global Markets (2015-2022).	104	Independent Trustee of World Funds Trust for the twenty-three series of that trust; and Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust (each a registered investment company).
Dr. David J. Urban 1955 Trustee	Indefinite, Since December, 2019	Dean Emeritus (since 2023) and Professor of Marketing (since 2013), Jones College of Business, Middle Tennessee State University.	104	Independent Trustee of World Funds Trust for the twenty-three series of that trust; and Independent Trustee of Precidian ETFs Trust for the forty-eight series of that Trust (each a registered investment company).

Officers Who Are Not Trustees

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David Bogaert 1963 President	Indefinite, Since December 2019	Managing Director of Business Development, Commonwealth Fund Services, Inc. (fund administration), October 2013 – present.
Thomas A. Carter 1966 Vice President	Indefinite, Since December 2019	President Ridgeline Research September 2019 through present.
Karen M. Shupe 1964 Treasurer and Principal Executive Officer	Indefinite, Since December 2019	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald 1954 Assistant Treasurer and Principal Financial Officer	Indefinite, Since December 2019	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively 1969 Secretary	Indefinite, Since December 2019	Attorney, Practus, LLP (law firm), May 2018 to present.
Holly B. Giangiulio 1962 Assistant Secretary	Indefinite, Since December 2019	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present.
Laura Wright 1972 Assistant Secretary	Indefinite, Since July 2022	Manager, Fund Administration, Commonwealth Fund Services, Inc., August 2023 to present, Fund Administrator, Commonwealth Fund Services, Inc., 2016 to 2023.
J. Stephen King 1962 Assistant Secretary	Indefinite, Since September 2022	Attorney, Practus, LLP (law firm), 2020 to present.
Soth Chin 1966 Chief Compliance Officer	Indefinite, Since March 2023	Managing Member of Fit Compliance, LLC (financial services compliance and consulting firm) since October 2016.
Julian G. Winters 1968 Assistant Chief Compliance Officer	Indefinite, Since March 2023	Managing Member of Watermark Solutions, LLC (investment compliance and consulting firm) since March 2007.

       The Board of Trustees oversees the Trust and certain aspects of the services provided by the Adviser and the Fund’s other service providers. Each Trustee will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the Trust serves at the pleasure of the Board and for a term of one year or until their successors have been duly elected and qualified.

The Trust has a standing Audit Committee of the Board composed of Ms. Ivey, Ms. Morrison and Dr. Urban. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. The Trust recently commenced operations, and the Audit Committee met nine times during the fiscal year ended November 30, 2024.

The Nominating and Corporate Governance Committee is comprised of Ms. Ivey, Ms. Morrison and Dr. Urban. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit C – the charter also describes the process by which shareholders of the Trust may make nominations. The Trust recently commenced operations, and the Nominating and Corporate Governance Committee met three times during the fiscal year ended November 30, 2024.

The Qualified Legal Compliance Committee is comprised of Ms. Ivey, Ms. Morrison and Dr. Urban. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to the appropriate remedial action in connection with any report of evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Trust recently commenced operations, and the Qualified Legal Compliance Committee did not meet during the fiscal year ended November 30, 2024.

Trustee Compensation. Each Trustee who is not an “interested person” of the Trust receives compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Prior to October 1, 2024, each Trustee received a retainer fee at the annualized rate of $12,000, paid quarterly. Effective October 1, 2024, each Trustee receives a retainer fee at the annualized rate of $74,000, paid quarterly. The Independent Chairperson receives an additional annual fee of $5,000, paid quarterly. Additionally, each Trustee receives a fee of $2,500 per special meeting. Compensation received by each Trustee from the Trust for the fiscal year ended November 30, 2024 is as follows:

Name of Person / Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid To Trustees (*)(1)
Mary Lou H. Ivey, Trustee	$2,753	$0	$0	$5,507
Laura V. Morrison, Trustee(2)	$1,223	$0	$0	$2,446
Dr. David J. Urban, Trustee	$2,753	$0	$0	$5,470
Theo H. Pitt, Jr., Emeritus Trustee(3)	$2,723	$0	$0	$5,470

* The Trust does not pay deferred compensation.

(1) The “Fund Complex” consists of the Fund and all series of the Trust managed by the Adviser.

(2) Ms. Morrison was appointed a Trustee of the Trust effective July 1, 2024.

(3) Mr. Theo H. Pitt, Jr. retired from the Trust on December 31, 2024 and no longer serves as a Trustee.

Trustee Ownership of Fund Shares. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund of the Trust, as of December 31, 2024, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Mary Lou H. Ivey	A	A
Laura V. Morrison	A	A
Theo H. Pitt, Jr.*	A	A
Dr. David J. Urban	A	A

* Mr. Theo H. Pitt, Jr. retired from the Trust on December 31, 2024 and no longer serves as a Trustee.

Sales Loads. No front-end or deferred sales charges are applied to purchase of Fund shares by current or former trustees, officers, employees or agents of the Trust, the Adviser, the Sub-Adviser or the principal underwriter and by the members of their immediate families. No front-end or deferred sales charges are applied to the purchase of Shares.

Policies Concerning Personal Investment Activities. The Fund, the Adviser and the Sub-Adviser have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own account. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding Shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. Since the economic benefit of investing in an ETF is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.

Name of Shareholder	% Ownership of Fund
Depository Trust Company FBO Client Accounts	100%

DETERMINATION OF NET ASSET VALUE

Calculation of Share Price

The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Fund. Shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that the Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designee (as defined below). Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to methodologies established by the Board. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) approved by the Board based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee (as defined below). Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked price quotations from market makers or by a pricing service or by the Valuation Designee (as defined below) in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service approved by the Board to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Valuation Designee (as defined below). Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures approved by the Board. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received upon the sale of the security or asset in an orderly transaction between market participants at the measurement date and time. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through a fair valuation committee, and may apply fair valuation methodologies approved by the Board, or utilize prices or inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources that have been approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee’s policies and procedures are intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchase and Redemption of Creation Units

Creation Units

The Trust issues and sells Shares of the Fund only in Creation Units on a continuous basis on any business day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. The Distributor processes purchase orders only on a day that the Exchange is open for trading (a “Business Day”).

Generally, the Trust will issue and sell Creation Units at NAV for “in kind” consideration for all or portion of the Creation Unit, meaning the initiator of a creation or redemption order will deposit or receive as consideration a portfolio of all or some of the securities held in the Fund’s portfolio (“Deposit Securities”), plus a cash amount (an “In Kind Creation” and “In Kind Redemption”). At the discretion of the Adviser, the Fund may elect at any time, and from time to time, that the consideration for the purchase and redemption of Creation Units will be made for cash (an “All Cash Amount”).

Creation Orders

The consideration for an In Kind Creation generally consists of the Deposit Securities for each Creation Unit constituting a substantial replication, or representation, of the securities included in the Fund’s portfolio as selected by the Adviser (“Fund Securities”) and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum investment amount for a Creation Unit of the Fund. The Cash Component serves to compensate the Trust or the Authorized Participant, as applicable, for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit) and the “Deposit Amount,” an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

The Custodian, through the NSCC (see the section of this SAI entitled “Purchase and Redemption of Creation Units—Procedures for Creation of Creation Units”), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m. New York time), the list of the name and the required number of shares of each Deposit Security (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. This Fund Deposit is applicable, subject to any adjustments as described below, to orders to effect creations of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available, or unless the Adviser elects to receive an All Cash Amount in connection with the creation of Creation Units. The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. In addition to the list of names and number of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund.

The process for a creation order involving an All Cash Amount will be the same as the process for an In Kind Creation, except that the Cash Component will be the entirety of the amount deposited as consideration for the Creation Unit(s).

Procedures for Creation of Creation Units

All orders to create Creation Units must be placed with the Transfer Agent either (1) through Continuous Net Settlement System of the NSCC (“Clearing Process”), a clearing agency that is registered with the SEC, by a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process; or (2) outside the Clearing Process by a DTC Participant. In each case, the Participating Party or the DTC Participant must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”); such parties are collectively referred to as “APs” or “Authorized Participants.” Investors should contact the Distributor for the names of Authorized Participants. All Fund Shares, whether created through or outside the Clearing Process, will be entered on the records of DTC for the account of a DTC Participant.

In general, all orders to purchase or redeem Creation Units must be received by the Distributor in the proper form required by the Participant Agreement no later 2:00 p.m. Eastern Standard Time on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. Notwithstanding the foregoing, the Fund may, but is not required to permit orders until 4:00 p.m., Eastern time, or until the market closes (in the event the Exchange closes early). However, at its discretion, the Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual). New York time on the trade date. Custom orders must be received by the Transfer Agent no later than 3:00 p.m. New York time on the trade date. In the case of an In Kind Creation, a custom order may be placed by an Authorized Participant in the event that the Trust permits the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below in the sections entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

All orders to create Creation Units from investors who are not Authorized Participants shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of the Fund Deposit. For more information about Clearing Process and DTC, see the sections below entitled “Placement of Creation Orders Using the Clearing Process” and “Placement of Creation Orders Outside the Clearing Process.”

Placement of Creation Orders Using the Clearing Process

The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. All Fund Deposits and/or Cash Components, as applicable, made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Fund Deposits and/or Cash Component, as applicable, to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor or transfer agent on the Transmittal Date if (1) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process

All Fund Deposits and/or Cash Component, as applicable, made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of cash and securities directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m. New York time on the next Business Day following the Transmittal Date (“DTC Cut-Off-Time”).

All questions as to the amount of an All Cash Amount, the number of Deposit Securities to be delivered, or the amount of a Cash Component, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component (including All Cash Amounts) must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. New York time on the next Business Day following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (2) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component or the All Cash Amount, as applicable, by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposits and/or Cash Components as newly constituted to reflect the then-current Deposit Securities and Cash Component, or the All Cash Amount, as applicable. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected through a DTC participant outside the Clearing Process and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See the section of this SAI entitled “Purchase and Redemption of Creation Units—Creation Transaction Fee.”

Creation Units of an In-Kind Creation may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component plus (2) 125% of the then-current market value of the undelivered Deposit Securities (“Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to Closing Time and funds in the appropriate amount are deposited with the Custodian by 11:00 a.m. New York time the following Business Day. If the order is not placed in proper form by Closing Time or funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending receipt of the undelivered Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 125% of the daily marked-to-market value of the undelivered Deposit Securities. To the extent that undelivered Deposit Securities are not received by 1:00 p.m. New York time on the third Business Day following the day on which the purchase order is deemed received by the Distributor, or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required, the Trust may use the cash on deposit to purchase the undelivered Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the undelivered Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust’s custodial account. In addition, a transaction fee will be charged in all cases. See the section below entitled “Creation Transaction Fee.” The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units

The Trust reserves the right to reject a creation order transmitted to it by the Transfer Agent if: (1) the order is not in proper form; (2) if the Cash Component paid is incorrect; (3) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (4) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (5) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (6) there exist circumstances outside the control of the Trust, the Custodian, transfer agent, the Distributor and the Adviser that make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor or transfer agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process and similar extraordinary events. The Distributor shall notify the Authorized Participant of its rejection of the order. The Trust, the Custodian, any sub-custodian, the transfer agent and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust and the Trust’s determination shall be final and binding.

Creation Units typically are issued on a “T+1 basis” (that is, one Business Day after trade date). To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units of an In Kind Creation to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value equal to 110%, which the Adviser may change from time to time, of the value of the missing Deposit Securities in accordance with the Trust’s then-effective procedures. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. Dollars or an irrevocable letter of credit in form, and drawn on a bank that is satisfactory to the Trust. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Distributor or transfer agent. The Authorized Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

In certain cases, Authorized Participants will create and redeem Creation Units (whether by In Kind Creation/Redemption or for an All Cash Amount) on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the amount of cash required to be delivered, the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (“Creation Transaction Fee”) in connection with creation orders that is intended to offset the transfer and other transaction costs associated with the issuance of Creation Units. The standard creation transaction fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee charged by the Fund’s custodian for each creation order is $250.

In addition, a variable fee, payable to the Fund, of up to 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

In order to seek to replicate the In Kind Creation order process for creation orders executed in whole or in part with cash, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an In Kind Creation order pursuant to local law or market convention, or for other reasons (“Creation Market Purchases”). In such cases where the Trust makes Creation Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

The Creation Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Creation Transaction Fee is in the best interest of the Fund. When determining whether to waive the Creation Transaction Fee, the Adviser considers a number of factors including whether waiving the Creation Transaction Fee will: facilitate the initial launch of the Fund; facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s Shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

Redemption Orders

The process to redeem Creation Units is essentially the reverse of the process by which Creation Units are created, as described above. To redeem Shares directly from the Fund, an investor must be an Authorized Participant or must redeem through an Authorized Participant. The Trust redeems Creation Units on a continuous basis on any Business Day through the Distributor at the Shares’ NAV next determined after receipt of an order in proper form. A Fund will not redeem Shares in amounts less than Creation Units. Authorized Participants must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit.

Generally, Creation Units of the Fund will also be redeemed at NAV principally in kind, although the Fund reserves the right to redeem all or a portion in cash, in each case less a transaction fee as described below. With respect to In Kind Redemptions, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. New York time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. The redemption proceeds for an In Kind Redemption of a Creation Unit consists of Fund Securities – as announced on the Business Day the request for redemption is received in proper form – plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a redemption request in proper form, and the value of the Fund Securities (“Cash Redemption Amount”), less a redemption transaction fee (see the section below entitled “Redemption Transaction Fee”).

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund’s NAV is not reasonably practicable; or (4) in such other circumstances as is permitted by the SEC.

Deliveries of redemption proceeds by the Fund generally will be made within two Business Days (that is “T+2”). However, as discussed in Appendix B, the Fund reserves the right to settle redemption transactions and deliver redemption proceeds on a basis other than T+2 to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

The process for a redemption order involving an All Cash Amount will be the same as the process for an In-Kind Redemption, except that the proceeds of the redemption will be paid entirely in cash. Proceeds of redemptions of Creation Units payable in an All Cash Amount will be paid to the Authorized Participant redeeming Shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter).

Placement of Redemption Orders Using the Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements with an Authorized Participant for an order to redeem. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; and (2) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Transfer Agent after Closing Time will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV determined on such next Business Day. The requisite Fund Securities and/or the Cash Redemption Amount, as applicable, will be transferred by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside the Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (1) such order is received by the Transfer Agent not later than Closing Time on such Transmittal Date; (2) such order is accompanied or followed by the requisite number of Fund Shares, which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off-Time, and the Cash Redemption Amount, if owed to the Fund, which delivery must be made by 2:00 p.m. New York Time; and (3) all other procedures set forth in the Participant Agreement are properly followed. After the Distributor receives an order for redemption outside the Clearing Process, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered and the Cash Redemption Amount, if any, by the third Business Day following the Transmittal Date.

The calculation of the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received upon redemption (by the Authorized Participant or the Trust, as applicable) will be made by the Custodian according to the procedures set forth the section of this SAI entitled “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Distributor. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received (by the Authorized Participant or the Trust, as applicable) will be determined by the Custodian on such Transmittal Date. If, however, either (1) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and/or the Cash Redemption Amount, as applicable, to be delivered or received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. New York time the following Business Day pursuant to a properly submitted redemption order.

The Trust may in its discretion at any time, or from time to time, exercise its option to redeem Fund Shares solely for consideration in the form of an All Cash Amount, and the redeeming Authorized Participant will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Trust may permit, in its sole discretion. In either case, the investor will receive an All Cash Amount payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a transaction fee which will include an additional charge for cash redemptions to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Redemption Amount, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

An Authorized Participant or an investor for which it is acting that is subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemption Transaction Fee

Investors will be required to pay to the Custodian a fixed transaction fee (“Redemption Transaction Fee”) to offset the transfer and other transaction costs associated with the redemption of Creation Units. The standard redemption transaction fee will be the same regardless of the number of Creation Units redeemed by an investor on the applicable Business Day. The Redemption Transaction Fee charged by the Fund’s custodian for each redemption order is $250.

In addition, a variable fee, payable to the Fund, of up to 2% of the value of the Fund Securities sold subject to the transaction may be imposed for redemptions made in an All Cash Amount (to offset the Trust’s brokerage and other transaction costs associated with the sale of Fund Securities), non-standard orders, or partial cash redemptions. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

In order to seek to replicate the In Kind Redemption order process for creation orders executed in whole or in part with cash, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an In Kind Redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes.

Regardless of form, the Redemption Transaction Fee (including any reimbursements related to in cash redemptions or additional variable fees for In Kind Redemptions) will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities (currently, no more than 2% of the value of the Shares redeemed).

The Redemption Transaction Fee may be waived for the Fund when the Adviser believes that waiver of the Redemption Transaction Fee is in the best interest of the Fund. When determining whether to waive the Redemption Transaction Fee, the Adviser considers a number of factors including whether waiving the Redemption Transaction Fee will: facilitate portfolio rebalancings in a less costly manner; improve the quality of the secondary trading market for the Fund’s Shares; and not result in the Fund bearing additional costs or expenses as a result of the waiver.

Custom Baskets

The Fund Securities to be deposited for the purchase of a Creation Unit, and the Fund Securities delivered in connection with a Redemption, may differ, and the Fund may accept “custom baskets.” A custom basket may include any of the following: (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same business day. The Fund has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and its affiliates may, out of its own resources and without additional cost to the Fund or its shareholders, pay a solicitation fee to securities dealers or other financial intermediaries (collectively, a “Financial Intermediary.”)

TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, or dealer in securities. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Fund (“Shares”) are held by U.S. shareholders (defined below) and that such Shares are held as capital assets.

A U.S. shareholder is a beneficial owner of Shares of the Fund that is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

●	a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of Shares that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership that will hold Shares of the Fund should consult its own tax advisor with respect to the purchase, ownership and disposition of its Shares by the partnership.

Taxation as a RIC. The Fund intends to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”). There can be no assurance it will so qualify. The Fund will qualify as a RIC if, among other things, it meets the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership” (the “Income Test”). A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Code Section 7704. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by the Fund in the same manner as realized by the partnership or trust.

If a RIC fails the Income Test and such failure was due to reasonable cause and not willful neglect, generally it will not be subject to the U.S. federal income tax rate applicable to corporations. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities, other than U.S. government securities or the securities of other RICs, of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships (the “Asset Test”).

If a RIC fails the Asset Test, such RIC has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails the Asset Test and the failure is not de minimis, a RIC can cure the failure if: (i) the RIC files with the U.S. Treasury Department a description of each asset that caused the RIC to fail the Asset Test; (ii) the failure is due to reasonable cause and not willful neglect; and (iii) the failure is cured within six months (or such other period specified by the U.S. Treasury Department). In such cases, a tax is imposed on the RIC equal to the greater of: (i) $50,000 or (ii) an amount determined by multiplying the highest corporate U.S. federal income tax rate (currently 21%) by the amount of net income generated during the period of the Asset Test failure by the assets that caused the RIC to fail the Asset Test.

If the Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed (the “Distribution Test”), the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by the Fund will be subject to regular corporate U.S. federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Fund will generally be subject to a nondeductible 4% U.S. federal excise tax on the portion of its undistributed ordinary income with respect to each calendar year and undistributed capital gains if it fails to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of the Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (iii) any income realized, but not distributed, and on which the Fund paid no U.S. federal income tax in preceding years. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, does not expect to be subject to this excise tax.

The Fund may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (“OID”), such as debt instruments with payment of in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants, the Fund must include in income each year a portion of the OID that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any OID accrued will be included in the Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the Distribution Test, even though it will not have received an amount of cash that corresponds with the accrued income.

A RIC is permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Fund, if any, prior to distributing such gains to shareholders. As of November 30, 2024, the Fund had a capital loss carryforward of $128,809, of which $102,916 is considered short term and $25,893 is considered long term. These losses may be carried forward indefinitely.

Except as set forth below in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Fund will qualify as a RIC for each taxable year.

Failure to Qualify as a RIC. If the Fund is unable to satisfy the Distribution Test or otherwise fails to qualify as a RIC in any year, it will be subject to corporate U.S. federal income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to the Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate U.S. shareholders, and non-corporate U.S. shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for preferential rates of U.S. federal income taxation, if holding period and other requirements are satisfied.

Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis in its shares of the Fund, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the Income Test, Asset Test, and Distribution Test for that year and distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Fund from its investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. Such distributions (if designated by the Fund) may qualify (i) for the dividends received deduction in the case of corporate U.S. shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or REITs or (ii) in the case of individual U.S. shareholders, as qualified dividend income eligible to be taxed at preferential rates to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (which generally include foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company (a “PFIC”). Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“Capital Gain Dividends”), including Capital Gain Dividends credited to such shareholder but retained by the Fund, are taxable to such U.S. shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such U.S. shareholder owned the Shares. The maximum tax rate on Capital Gain Dividends received by individuals is generally 20%. Distributions in excess of the Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder. The Fund is not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 sent to the U.S. shareholders will instead serve this notice purpose.

As a RIC, the Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the U.S. shareholders’ AMT liabilities. The Fund intends in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income, determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the Distribution Test is satisfied for any year and (ii) the amount of Capital Gain Dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the prior taxable year. If the Fund makes such an election, a U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of Shares will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Sales of Shares or redemption of Creation Units and other dispositions of the Shares, such as exchanges, of the Fund generally are taxable events. U.S. shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Shares is properly treated as a sale or exchange for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale of Shares or redemption of Creation Units or other disposition of Shares will generally result in capital gain or loss to a U.S. shareholder equal to the difference between the amount realized and the adjusted tax basis in the Shares sold or exchanged, and will be long-term capital gain or loss if the Shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received (including amounts credited as an undistributed Capital Gain Dividend) by such shareholder with respect to such Shares. A loss realized on a sale or exchange of Shares generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the Shares are disposed of. In such case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Both long-term and short-term capital gain of U.S. corporations are taxed at the rates applicable to ordinary income of corporations. For non-corporate U.S. taxpayers, short-term capital gain is taxed at the rate applicable to ordinary income, while long-term capital gain generally is taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The IRS, however, may assert that an Authorized Participant which does not mark-to-market its holdings may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses. Any loss realized upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for a purchase of Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Code Section 351, the Fund would have a basis in the securities deposited for such Shares different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible.

The Fund is required to report its shareholders’ cost basis, gain/loss, and holding period for Shares to the IRS on the Fund’s shareholders’ Consolidated Form 1099s.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method Shares will be reported on a U.S. shareholder’s Consolidated Form 1099 if the shareholder does not select a different tax lot identification method. U.S. shareholders may choose a method different than the Fund’s standing method and will be able to do so at the time of a U.S. shareholder’s purchase or upon the sale of Shares.

The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. U.S. shareholders should consult independent sources, which may include a tax professional, with respect to any decisions they may make with respect to choosing a tax lot identification method.

Certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of Shares. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Straddles. When the Fund enters into an offsetting position to limit the risk on another position, the “straddle” rules usually come into play. An option or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for U.S. federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions. The key features of the straddle rules are as follows:

The Fund may have to wait to deduct any losses. If the Fund has a capital gain in one position of a straddle and a capital loss in the other, the Fund may not recognize the loss for U.S. federal income tax purposes until the Fund disposes of both positions. This might occur, for example, if the Fund had a highly appreciated stock position and the Fund purchased protective put options (which give the Fund the right to sell the stock to someone else for a period of time at a predetermined price) to offset the risk. If the stock continued to increase in value and the put options expired worthless, the Fund must defer recognition of the loss on its put options until the Fund sells and recognizes the gain on the original, appreciated position.

The Fund’s capital gain holding period may get clipped. The moment the Fund enters into a typical straddle, the capital gains holding period on its offsetting positions is frozen. If the Fund held the original position for one year or less (thus not qualifying for the long-term capital gains rate), not only is the holding period frozen, it starts all over again when the Fund disposes of the offsetting position.

Losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses may be treated as long-term capital losses. This generally has the effect of reducing the tax benefit of such losses.

The Fund may not be able to deduct any interest expenses or carrying charges. During the offsetting period, any interest or carrying charges associated with the straddle generally are not currently tax deductible, but must be capitalized (added to cost basis).

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes. Some debt obligations with a fixed maturity date of more than one year from the date of issuance that may be acquired by the Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

Some debt obligations that may be acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligations issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects. In the case of higher-risk securities, the amount of market discount may be unclear. See below under “Higher-Risk Securities.”

Some debt obligations that may be acquired by the Fund may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities. To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether the Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest. A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. federal income tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders. A tax-exempt U.S. shareholder could recognize unrelated business taxable income (“UBTI”) by virtue of its investment in the Fund if Shares constitute debt-financed property in the hands of the tax-exempt U.S. shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt U.S. shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. A CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in the Fund that recognize “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Share in the Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Fund has not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their own tax advisers concerning the consequences of investing in the Fund.

Foreign Taxation. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A “qualified fund of funds” is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year. If the Fund satisfies this requirement or if it meets certain other requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable its shareholders to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations.

Non-U.S. Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by the Fund to a Non-U.S. shareholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A RIC is not required to withhold any amounts (i) with respect to distributions (other than distributions to a Non-U.S. shareholder (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by a Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs”) as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the RIC (“Short-Term Capital Gain Dividends”). If the Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to Non-U.S. shareholders.

The Fund is permitted to report such part of its dividends as interest-related or Short-Term Capital Gain Dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to Non-U.S. shareholders that do not currently report their dividends as interest-related or Short-Term Capital Gain Dividends.

In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or Short-Term Capital Gain Dividend to shareholders. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

A Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such shareholder within the United States, (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the Non-U.S. shareholder’s sale of Shares of the Fund or to the Capital Gain Dividend received by the Non-U.S. shareholder (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a U.S. corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for certain exceptions, any distributions by the Fund to a Non-U.S. shareholder (including, in certain cases, distributions made by the Fund in redemption of its Shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. federal income withholding tax. In addition, such distributions could result in a Non-U.S. shareholder being required to file a U.S. federal income tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the Non-U.S. shareholder’s current and past ownership of the Fund. This “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of certain exceptions, to Non-U.S. shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. federal income tax on the proceeds of a Share redemption by a greater-than-5% Non-U.S. shareholder, in which case such shareholder generally would also be required to file a U.S. federal income tax return and pay any additional taxes due in connection with the redemption.

Whether or not the Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Fund does not expect to be a USRPHC. Non-U.S. shareholders should consult their own tax advisers concerning the application of these rules to their investment in the Fund.

If a Non-U.S. shareholder has a trade or business in the United States, and the dividends from the Fund are effectively connected with the Non-U.S. shareholder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that Non-U.S. shareholder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8). Non-U.S. shareholders should consult their own tax advisers in this regard.

A Non-U.S. shareholder may be subject to U.S. state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Backup Withholding. The Fund generally is required to backup withhold and remit to the U.S. Treasury Department a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to properly certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. If a shareholder recognizes a loss with respect to the Shares of $2 million or more for an individual U.S. shareholder or $10 million or more for a corporate U.S. shareholder, the U.S. shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax own advisers to determine the applicability of this requirement in light of their individual circumstances.

FATCA. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (i) income dividends paid by the Fund and (ii) possibly in the future, certain capital gain distributions and the proceeds arising from the sale of Shares. FATCA withholding tax generally can be avoided: (i) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (ii) by an NFFE, if it: (a) certifies that it has no substantial U.S. persons as owners or (b) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA, generally on an applicable IRS Form W-8.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their own tax advisers to determine the suitability of Shares as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Possible Tax Law Changes. At the time that this SAI was being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax own advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Brokerage Transactions. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable. For the period from the Fund’s commencement of operations (December 20, 2021) through November 30, 2022, and for the fiscal years ended November 30, 2023, and November 30, 2024, the Fund paid $3,190, $1,967, and $1,318, respectively, in brokerage commissions.

In selecting brokers and dealers to execute portfolio transactions, the Adviser or the Sub-Adviser may consider research and brokerage services furnished to the Adviser, the Sub-Adviser or their affiliates. The Adviser or the Sub-Adviser may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts. When placing portfolio transactions with a broker or dealer, the Adviser or the Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Adviser or the Sub-Adviser. In aggregating such securities, the Adviser or the Sub-Adviser will average the transaction as to price and will allocate available investments in a manner that the Adviser or the Sub-Adviser believes to be fair and reasonable to the Fund and such other advisory accounts. An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair to the participating accounts, with any exceptions to such methods involving the Trust being reported to the Trustees.

Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”) permits the Adviser or the Sub-Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser or the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or the Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or the Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Adviser under their respective advisory agreements. Any advisory or other fees paid to the Adviser or the Sub-Adviser are not reduced as a result of the receipt of research services. During the period from the commencement of the Fund’s operations (December 20, 2021) through November 30, 2022, and for the fiscal years ended November 30, 2023, and November 30, 2024, the Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research of other brokerage services to the Adviser.

In some cases, the Adviser or the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser or the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or the Sub-Adviser faces a potential conflict of interest, but the Adviser or the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or the Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. For the period from the Fund’s commencement of operations (December 20, 2021) through November 30, 2022, and the for the fiscal years ended November 30, 2023, and November 30, 2024, the Fund did not pay brokerage commissions on portfolio transactions effected by affiliated brokers.

Securities of “Regular Broker-Dealers”. The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. As of November 30, 2024, the Fund did not hold any securities of its “regular brokers and dealers.”

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

On each Business Day (as defined in the Creation and Redemption of Creation Units section of this SAI), prior to the opening of regular trading on the Fund’s primary listing exchange, the Fund disclose on their website (www.kingsbarncapital.com) certain information relating to the portfolio holdings that will form the basis of the Fund’s next net asset value per share calculation.

In addition, certain information may also be made available to certain parties:

●	Communications of Data Files: The Fund may make available through the facilities of the National Securities Clearing Corporation (“NSCC”) or through posting on the Fund’s website, prior to the opening of trading on each business day, a list of the Fund’s holdings (generally pro-rata) that Authorized Participants could deliver to the Fund to settle purchases of the Fund (i.e. Deposit Securities) or that Authorized Participants would receive from the Fund to settle redemptions of the Fund (i.e. Fund Securities). These files are known as the Portfolio Composition Files and the Fund Data Files (collectively, “Files”). The Files are applicable for the next trading day and are provided to the NSCC and/or posted on the Fund’s website after the close of markets in the U.S.

●	Communications with Authorized Participants and Liquidity Providers: Certain employees of the Adviser, Sub-Adviser, Distributor and Custodian are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption.

●	The Adviser and/or Sub-Adviser may also discuss portfolio holdings-related information with broker/dealers, in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statement.

●	Communications with Listing Exchanges: From time to time, employees of the Adviser, Sub-Adviser, Distributor and/or Custodian may discuss portfolio holdings information with the applicable primary listing exchange for the Fund as needed to meet the exchange listing standards.

●	Communication of Other Information: Certain explanatory information regarding the Files is released to Authorized Participants and liquidity providers on a daily basis, but is only done so after the Files are posted to the Fund’s website.

●	Third-Party Service Providers: Certain portfolio holdings information may be disclosed to the Trustees and their counsel, outside counsel for the Fund, auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service, and printers), as may be necessary to conduct business in the ordinary course in a manner consistent with applicable policies, agreements with the Fund, the terms of the current registration statement and federal securities laws and regulations thereunder.

●	The Fund files its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-PORT for the first and third fiscal quarters. Certain portfolio information is also included on Form N-PORT that is filed for the second and fourth fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-PORT must be filed with the SEC and will be made publicly available no later than sixty (60) calendar days after the end of the applicable quarter. These portfolio holdings schedules filed on Form N-CSR and Form N-PORT are posted to the Fund’s website no later than sixty (60) days following the fiscal quarters.

No consideration may be received by the Fund, the Adviser, or any other person in connection with the disclosure of portfolio information. The Trust’s Chief Compliance Officer or his delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law. The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

DESCRIPTION OF SHARES

The Trust’s Agreement and Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. The Agreement and Declaration of Trust further authorizes the trustees to classify or reclassify any series of shares into one or more classes. The Trust’s shares of beneficial interest have no par value.

The Fund is authorized to issue one class of shares imposing no front-end or deferred sales charges, no 12b-1 fee and no service fee.

Shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a fund are entitled to receive the assets available for distribution belonging to the particular fund, and a proportionate distribution, based upon the relative asset values of the respective fund, of any general assets of the Trust not belonging to any particular fund which are available for distribution.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board determines that the matter to be voted on affects only the interests of shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate of the Trust’s outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A particular fund is deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment management agreement or any change in an investment objective, if fundamental, or in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to series or class.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders owning at least 25% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares of any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. However, the exercise of such authority by the Board without shareholder approval may be subject to certain restrictions or limitations under the 1940 Act.

PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Exhibit B to this SAI. The Board of Trustees will periodically review the Fund’s proxy voting record. The proxy voting policies and procedures of the Trust are included as Exhibit A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX. Any material changes to the proxy policies and procedures will be submitted to the Board for approval. Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, will be available (1) without charge, upon request by calling 866-788-7878 or by writing to the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235; (2) or through the Fund’s website at www.kingsbarncapital.com; and (3) on the SEC’s Internet website at http://www.sec.gov.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Sub-Adviser and the Administrator have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public on the EDGAR Database on the SEC’s Internet website at http://www.sec.gov.

FINANCIAL INFORMATION

The Annual Report for the Fund for the fiscal year ended November 30, 2024 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. You may request free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

Kingsbarn Tactical Bond ETF

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

EXHIBIT A

ETF OPPORTUNITIES TRUST

PROXY VOTING POLICY AND PROCEDURES

The ETF Opportunities Trust (the “Trust”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser, or the investment sub-adviser as appropriate, of each Fund (each an “Adviser”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Conflict of Interest Transactions

In some instances, an Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders and those of the Adviser or an affiliated person of the Adviser. In such case, the Adviser is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. In the event that the Board is required to vote a proxy because an Adviser has a conflict of interest with respect to the proxy, the Board will vote such proxy in accordance with the Adviser’s proxy voting policy, to the extent consistent with the shareholders’ best interests, as determined by the Board in its discretion. The Board shall notify the Adviser of its final decision on the matter and the Adviser shall vote in accordance with the Board’s decision.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund has a website, the Fund may post a copy of its Adviser’s proxy voting policy and this Policy on such website. Effective July 1, 2024, a Fund shall make publicly available its most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the Commission. The information disclosed on Form N-PX shall be in a readable format. In addition, a copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s administrator within 30 days following the end of each 12-month period ending June 30. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the U.S. Securities and Exchange Commission no later than August 31st of each year.

EXHIBIT B

PROXY VOTING POLICY AND PROCEDURES

Kingsbarn Capital Management, LLC

PROXY VOTING POLICY AND PROCEDURES

Rule 206(4)-6 and rule amendments under the Investment Advisers Act of 1940 (the “Act”) address an investment advisor’s fiduciary obligation to its Clients when the adviser has authority to vote their proxies.

Statement of Policy

Kingsbarn Capital Management (KCM) as a matter of policy and practice has no authority to vote proxies on behalf of its advisory Clients, except KCM’s in which KCM serves as investment advisor. KCM may offer assistance as to proxy matters upon a Client’s request, but the Client always retains the proxy voting responsibility. (The policy with respect to voting proxies for its Exchange Traded Fund Clients is described below.)

KCM discloses its proxy voting policy in its Disclosure Document/s. Moreover, KCM’s advisory agreements provide that it has no proxy voting responsibilities and that the advisory Clients expressly retain such voting authority. KCM’s new Client information materials may also indicate that the advisory Clients retain proxy voting authority.

Clients may obtain a copy of KCM’s proxy voting policies and procedures upon their request.

Exchange Traded Fund Clients

KCM will generally vote proxies for KCM in which KCM serves as the investment advisor unless required by applicable legal, regulatory or contractual requirements to pass such vote to the fund shareholders.

KCM will generally vote proxies in accordance with management recommendations as described below. KCM reserves the right to deviate from the general provisions contained within any part of this policy, and to vote against any issue regardless of the nature of the issue, if by doing so we protect the fund shareholders’ interest and value. In the event of such deviation, documentation regarding such vote will be maintained in KCM’s books and records.

Routine Matters

On routine matters, KCM will support management and vote in accordance with the following:

●	In analyzing directors and boards, the policy we follow generally supports the election of incumbent and newly appointed directors except when a majority of the company’s directors are not independent or where a director fails to attend at least 75% of board and committee meetings. In a contested election we will vote in accordance with what we feel is in the best interests of shareholders.
●	Our policy will support auditor ratification;

●	We generally support management proposals on executive compensation including equity compensation plans, allowing management and board discretion to design and implement effective compensation programs. However, recognizing that at some point the dilutive effect of equity compensation plans can negatively affect overall shareholder returns, the guidelines will vote against plans that would result in total overhang greater than 25%. similarly, our guidelines will support management advisory votes on compensation and will vote in favor of executive compensation arrangements in connection with merger transactions with the belief that an independent compensation committee is in the best position to design an appropriate compensation program for the company. Further, we follow management’s recommendation for proposals on the frequency of such advisory votes;
●	We recognize that having sufficient available authorized common and preferred shares allows companies flexibility to take advantage of rapidly developing opportunities as well as to effectively operate the business. Therefore, we will support proposals to increase both common and preferred shares;
●	We will generally support proposals relating to treatment of shareholders and changes to corporate structure except for management proposals to classify the board of directors which we will vote against to preserve director accountability;
●	We will undertake a thorough examination of the economic implications of a proposed merger or acquisition to determine the transaction’s likelihood of maximizing shareholder return. We will examine the process used to negotiate the transaction as well as the terms of the transaction in making the vote recommendation. We will vote in accordance with our belief in what is in the best interests of shareholders on mergers, acquisitions, and other financing transactions; and
●	We will vote against shareholder proposals not supported by management, thereby allowing management and the board discretion to address issues generally raised by shareholder proponents, including those relating to governance, compensation, environmental, and social issues.

Voting Procedures

Proxy statements are to be reviewed and voted by the Exchange Traded Fund’s portfolio manager/s or another designated person. A record will be made and maintained of all votes. KCM reserves the right to vote contrary to its stated policy if it believes in its sole opinion that to do so would be in the best interests of its Clients and fund shareholders.

KCM may abstain from voting a proxy if it concludes that the effect on the Exchange Traded Fund shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. KCM may also abstain from voting if it concludes the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. A record of reasons for any such abstention by KCM will be maintained.

Conflicts of Interest

Any conflict of interest will be resolved in the best interests of the Exchange Traded Fund’s shareholders. In the event that a material conflict of interest is identified or believed to exist, KCM will review such conflict with its Chief Compliance Officer and the Exchange Traded Fund’s proxy voting policies and procedures.

KCM shall also maintain record of any conflicts of interest that were identified with any specific vote, and if so, what action was taken to resolve the conflict with respect to each vote cast.

Proxy Vote Record Retention

KCM shall maintain records of proxies voted in accordance with Section 204-2 of the Act, including proxy statements, and a record of each vote cast. KCM shall also keep a copy of its policies and procedures and each written request from a Client for proxy voting records and KCM’s written response to any Client request, either written or oral, for such records. All proxy voting records are to be retained for five years, with the first two years in the offices of KCM.

Form N-PX Filing

KCM shall be responsible for ensuring that it maintains a complete proxy vote log and confirms the timely voting of proxies. The proxy vote log will be maintained in such a manner that the following information is contained within the log in accordance with the requirements of submitting Form N-PX for proxies voted on behalf of KCM’s Exchange Traded Fund(s) Clients:

●	the name of the issuer;
●	the exchange ticker symbol, if available;
●	the CUSIP number, if available;
●	the shareholder meeting date;
●	a brief identification of the matter voted on;
●	whether the matter was proposed by the issuer or a security holder;
●	whether KCM cast its vote on the matter;
●	how KCM cast its vote on the matter (for, against, abstain, or withhold regarding the election of directors); and
●	whether KCM cast its vote for or against management.

KCM shall provide the information necessary to complete the Form N-PX to the appropriate fund service provider/administrator who will timely submit the filings, generally prior to August 31 for the 12-month period ended June 30 each year.

Adopted: November 8, 2021

EXHIBIT C

Nominating and Corporate Governance Committee Charter

ETF Opportunities Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of ETF Opportunities Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.	The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be an “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustees have any affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.
2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.
3.	The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.
4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.
2.	The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.
2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

ETF OPPORTUNITIES TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.	Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.	Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.	Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of ETF Opportunities Trust (“Registrant”) is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(a)(2)	Agreement and Declaration of Trust is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(b)	By-Laws of the Registrant is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(c)	Articles IV, VII and VIII of the Declaration of Trust, Exhibit 28(a)(2) above, define the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)(1)	Advisory Agreement between the Registrant and Ridgeline Research LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(d)(2)	Sub-Advisory Agreement between Vident Asset Management and Ridgeline Research LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(d)(3)	Amended Advisory Agreement between the Registrant and Formidable Asset Management, LLC on behalf of the Formidable ETF, the Formidable Dividend and Income ETF and the Formidable Fortress ETF (“Formidable ETFs”) is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(d)(4)	Sub-Advisory Agreement between Tidal Investments, LLC and Formidable Asset Management, LLC on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(5)	Advisory Agreement between the Registrant and Applied Finance Advisors, LLC on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(d)(6)	Sub-Advisory Agreement between Tidal Investments, LLC and Applied Finance Advisors, LLC on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024. .

(d)(7)	Advisory Agreement between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(d)(8)

Sub-Advisory Agreement between Vident Asset Management and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF and Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 130 on Form N-1A filed on March 29, 2024.

(d)(9)	Advisory Agreement between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(d)(10)	Advisory Agreement between the Registrant and WealthTrust Asset Management, LLC on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(d)(11)	Sub-Advisory Agreement between Tidal Investments, LLC and WealthTrust Asset Management, LLC on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(12)	Amended and Restated Advisory Agreement between the Registrant and Cultivar Capital, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 34 on Form N-1A filed on November 28, 2022.

(d)(13)	Sub-Advisory Agreement between Tidal Investments, LLC and Cultivar Capital, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective amendment No. 192 on Form N-1A filed on November 27, 2024.

(d)(14)	Advisory Agreement between the Registrant and Tuttle Capital Management LLC on behalf of T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 97 on Form N-1A filed on October 6, 2023.

(d)(15)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(d)(16)	Sub-Advisory Agreement between Laffer Tengler Investments, Inc. and Tuttle Capital Management, LLC on behalf of the LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(d)(17)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of REX IncomeMax AMD Strategy ETF, REX IncomeMax AMZN Strategy ETF, REX IncomeMax TSLA Strategy ETF, REX IncomeMax BIIB Strategy ETF, REX IncomeMax DIS Strategy ETF, REX IncomeMax EEM Strategy ETF, REX IncomeMax GDXJ Strategy ETF, REX IncomeMax GOOG Strategy ETF, REX IncomeMax META Strategy ETF, REX IncomeMax MSFT Strategy ETF, REX IncomeMax MSTR Strategy ETF, REX IncomeMax PYPL Strategy ETF, REX IncomeMax SLV Strategy ETF, REX IncomeMax SMH Strategy ETF, REX IncomeMax SNOW Strategy ETF, REX IncomeMax TLRY Strategy ETF, REX IncomeMax UNG Strategy ETF, REX IncomeMax USO Strategy ETF and REX IncomeMax V Strategy ETF (“REX ETFs”) and REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(d)(18)	Sub-Advisory Agreement between Vident Advisory, LLC (d/b/a Vident Asset Management) and REX Advisers, LLC on behalf of the REX ETFs REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(d)(19)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital 2X DBMF ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Brendan Wood TopGun ETF, Tuttle Capital Daily 2X Long AI ETF and the Tuttle Capital Daily 2X Inverse AI ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(d)(20)

Sub-Advisory Agreement between Brendan Wood TopGun Partnerships Inc. and Tuttle Capital Management, LLC on behalf of the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(d)(21)

Advisory Agreement between the Registrant and IDX Advisors, LLC on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(d)(22)

Sub-Advisory Agreement between Tidal Investments, LLC and IDX Advisors, LLC on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(d)(23)

Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(d)(24)

Advisory Agreement between the Registrant and Tapp Finance, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(d)(25)	Sub-Advisory Agreement between Tuttle Capital Management, LLC and Tapp Finance, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(d)(26)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(d)(27)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(d)(28)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital Shareholders First Index ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(29)	Advisory Agreement between Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(30)	Sub-Advisory Agreement between 3Fourteen & SMI Advisory Services, LLC and Tidal Investments, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(d)(31)

Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital Congressional Trading ETF, T-REX 2X LONG GME DAILY TARGET ETF, T-REX 2X LONG HOOD DAILY TARGET ETF, T-REX 2X LONG SMCI DAILY TARGET ETF, T-REX 2X LONG DJT DAILY TARGET ETF, T-REX 2X LONG MARA DAILY TARGET ETF, T-REX 2X INVERSE MARA DAILY TARGET ETF, T-REX 2X LONG RBLX  DAILY TARGET ETF, T-REX 2X LONG PLTR DAILY TARGET ETF, T-REX 2X INVERSE PLTR DAILY TARGET ETF, T-REX 2X LONG ARM DAILY TARGET ETF, T-REX 2X LONG SHOP DAILY TARGET ETF, T-REX 2X INVERSE SHOP DAILY TARGET ETF, T-REX 2X LONG AMD DAILY TARGET ETF, T-REX 2X INVERSE AMD DAILY TARGET ETF, T-REX 2X LONG NFLX DAILY TARGET ETF, T-REX 2X INVERSE NFLX DAILY TARGET ETF, T-REX 2X LONG BA DAILY TARGET ETF, T-REX 2X INVERSE BA DAILY TARGET ETF, T-REX 2X LONG SNOW DAILY TARGET ETF, T-REX 2X INVERSE SNOW DAILY TARGET ETF, T-REX 2X LONG AVGO DAILY TARGET ETF, T-REX 2X INVERSE AVGO DAILY TARGET ETF, T-REX 2X LONG PANW DAILY TARGET ETF, T-REX 2X INVERSE PANW DAILY TARGET ETF, T-REX 2X LONG TSM DAILY TARGET ETF, T-REX 2X INVERSE TSM DAILY TARGET ETF, T-REX 2X LONG SQ DAILY TARGET ETF, T-REX 2X INVERSE SQ DAILY TARGET ETF, T-REX 2X LONG AI DAILY TARGET ETF, T-REX 2X LONG COIN DAILY TARGET ETF, and T-REX 2X INVERSE COIN DAILY TARGET ETF, T-REX 2X LONG MSTR DAILY TARGET ETF AND T-REX 2X INVERSE MSTR DAILY TARGET ETF (the “T-Rex 2X Hedge ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(d)(32)

Advisory Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(33)

Sub-Advisory Agreement between Brookmont Capital Management, LLC and King Ridge Capital Advisors, LLC on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(34)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital RSP Option Income Strategy ETF, Tuttle Capital KRE Option Income Strategy ETF, Tuttle Capital IYR Option Income Strategy ETF, Tuttle Capital XLU Option Income Strategy ETF, Tuttle Capital XLE Option Income Strategy ETF, Tuttle Capital XHB Option Income Strategy ETF, Tuttle Capital EEM Option Income Strategy ETF, Tuttle Capital EFA Option Income Strategy ETF, Tuttle Capital XLF Option Income Strategy ETF, Tuttle Capital VTV Option Income Strategy ETF, Tuttle Capital IJH Option Income Strategy ETF, Tuttle Capital XLV Option Income Strategy ETF, Tuttle Capital SMH Option Income Strategy ETF, Tuttle Capital XBI Option Income Strategy ETF, Tuttle Capital XLY Option Income Strategy ETF (the “Tuttle Option Income ETFs”) (To be Filed by Amendment).

(d)(35)

Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(d)(36)

Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(d)(37)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(d)(38)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(d)(39)	Management Agreement between T-REX (Cayman) Portfolios SPC (a Cayman Islands exempted company) and REX Advisers, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(d)(40)	Advisory Agreement between Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital TSLA Put Write ETF, Tuttle Capital NVDA Put Write ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital COIN Put Write ETF, and Tuttle Capital QQQ Put Write ETF (the “Put Write ETFs”) is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 229 on Form N-1A filed on February 24, 2025.

(d)(41)	Advisory Agreement between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(42)	Sub-Advisory Agreement between 3Fourteen & SMI Advisory Services, LLC and Tidal Investments, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(d)(43)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(d)(44)	Sub-Advisory Agreement between REX Advisers, LLC and Vident Asset Management on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(d)(45)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Opportunistic Trader ETF, Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(d)(46)	Form of Sub-Advisory Agreement between Tuttle Capital Management, LLC and OT Advisors, LLC on behalf of the Opportunistic Trader ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(d)(47)	Advisory Agreement between the Registrant and REX Advisers, LLC on behalf of the REX-OspreyTM DOGE ETF, REX-OspreyTM TRUMP ETF, REX-OspreyTM BONK ETF, REX-OspreyTM XRP ETF, REX-OspreyTM SOL ETF, REX-OspreyTM BTC ETF and REX-OspreyTM ETH ETF and the REX-OSpreyTM MOVE ETF (the “REX-OspreyTM ETFs”) (To be Filed by Amendment).

(d)(48)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital 2X Long XRP Daily Target ETF, Tuttle Capital 2X Long Solana Daily Target ETF, Tuttle Capital 2X Long Trump Daily Target ETF, Tuttle Capital 2X Long Litecoin Daily Target ETF, Tuttle Capital 2X Long Melania Daily Target ETF, Tuttle Capital 2X Long Bonk Daily Target ETF, Tuttle Capital 2X Long BNB Daily Target ETF, Tuttle Capital 2X Long Cardano Daily Target ETF, Tuttle Capital 2X Long Chainlink Daily Target ETF, and Tuttle Capital 2X Long Polkadot Daily Target ETF (the “Tuttle 2X Crypto ETFs”) (To be Filed by Amendment).

(d)(49)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital Agentic AI ETF, Tuttle Capital AI in Healthcare ETF, Tuttle Capital AI Power Generation ETF, Tuttle Capital DeepSeek Global AI Innovation and Disruption ETF, Tuttle Capital Drone Industry AI Powered ETF, Tuttle Capital Quantum Computing AI Powered ETF, Tuttle Capital Quantum Computing AI Powered Covered Call ETF and Tuttle Capital UFO Disclosure AI Powered ETF (the “Tuttle Capital AI Powered ETFs”) (To be Filed by Amendment).

(d)(50)	Advisory Agreement between the Registrant and Hedgeye Asset Management, LLC on behalf of the Hedgeye Capital Allocation ETF and Hedgeye Quality Growth ETF (the “Hedgeye ETFs”) (To be Filed by Amendment).

(d)(51)	Sub-Advisory Agreement between Hedgeye Asset Management, LLC and Tidal Investment, Inc. on behalf of the Hedgeye ETFs (To be Filed by Amendment).

(d)(52)	Advisory Agreement between the Registrant and Tuttle Capital Management, LLC on behalf of the Tuttle Capital No Bleed Tail Risk ETF (To be Filed by Amendment).

(d)(53)	Advisory Agreement between the Registrant and OTG Asset Management, Ltd. on behalf of the OTG Latin America ETF (To be Filed by Amendment).

(d)(54)	Sub-Advisory Agreement between the Registrant and Tidal Investments, LLC on behalf of the OTG Latin America ETF (To be Filed by Amendment).

(e)(1)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(e)(2)	First Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the American Conservative Values ETF, the American Conservative Values Small-Cap ETF and the Real Asset Strategies ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(e)(3)	Third Amendment to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Funds in the Trust is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(e)(4)	ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Funds in the Trust is herein incorporated by reference from Registrant’s Post-Effective No 30 on Form N-1A filed on September 1, 2022.

(e)(5)	Fourth Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 44 on Form N-1A filed on March 17, 2023.

(e)(6)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital 2X DBMF ETF, T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF, T-Rex 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(e)(7)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(e)(8)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(e)(9)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(e)(10)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(e)(11)	Amendment to ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of SMI 3Fourteen Full-Cycle Trend ETF and Tuttle Capital Shareholders First Index ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(e)(12)	Amendment to ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital Congressional Trading ETF and the T-Rex 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(e)(13)	Amendment to ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(e)(14)	Amendment to ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Option Income ETFs (To be Filed by Amendment).
(e)(15)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(e)(16)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(e)(17)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Put Write ETFs and the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(e)(18)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(e)(19)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Opportunistic Trader ETF, Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(e)(20)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the REX-OspreyTM ETFs (To be Filed by Amendment).

(e)(21)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(e)(22)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Funds Services, LLC on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(e)(23)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Hedgeye ETFs (To be Filed by Amendment).

(e)(24)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the Tuttle Capital No Bleed Tail Risk ETF (To be Filed by Amendment).

(e)(25)	Amendment to the ETF Distribution Agreement between the Registrant and Foreside Fund Services, LLC on behalf of the OTG Latin America ETF (To be Filed by Amendment).

(e)(26)	Form of Authorized Participant Agreement with Foreside Fund Services, LLC is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No 1 on Form N-1A/A filed on June 15, 2020.

(f)	Not applicable.

(g)(1)	Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(g)(2)

Amendment No. 1 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(g)(3)	Amendment No. 4 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(g)(4)	Amendment No. 5 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(g)(5)	Amendment No. 6 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(g)(6)	Amendment No. 7 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the WealthTrust DBS Long Term Growth ETF and the UBC Algorithmic Fundamentals ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(g)(7)	Amendment No. 8 to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(g)(8)

Amendment to the Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(g)(9)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital 2X DBMF ETF, T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF, T-Rex 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(g)(10)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(g)(11)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(g)(12)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(g)(13)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the REX AI Equity Premium Income ETF, Tuttle Capital Shareholders First Index ETF and SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(g)(14)

Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital Congressional Trading ETF and the T-Rex 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(g)(15)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(16)	ETF Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(g)(17)	Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(g)(18)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(g)(19)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(g)(20)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(21)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(22)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(23)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the Put Write ETFs (To be Filed by Amendment).

(g)(24)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(g)(25)	Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Put Write ETFs (To be Filed by Amendment).

(g)(26)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(g)(27)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(g)(28)	Amendment to Custody Agreement between the Registrant and Citibank, N.A. on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(g)(29)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and Citibank, N.A. on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(g)(30)	Amendment to Custody Agreement between the Registrant and [_______] on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, and Tuttle Capital IBIT 0DTE Covered Call ETF (To be Filed by Amendment).

(g)(31)	Amendment to the Transfer Agent Servicing Agreement between the Registrant and [_______] on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, and Tuttle Capital IBIT 0DTE Covered Call ETF (To be Filed by Amendment).

(g)(32)	Amendment to the Custody Agreement between the Registrant and [______] on behalf of the REX-OspreyTM ETFs (To be Filed by Amendment).

(g)(33)	Amendment to the Transfer Agent Services Agreement between the Registrant and [_________] on behalf of the REX-OspreyTM ETFs (To be Filed by Amendment).

(g)(34)	Amendment to the Custody Agreement between the Registrant and [______] on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(g)(35)	Amendment to the Transfer Agent Services Agreement between the Registrant and [_________] on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(g)(36)	Amendment to Custody Agreement between the Registrant and [_____]on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(g)(37)	Amendment to the Transfer Agent Services Agreement between the Registrant and [___]on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(g)(38)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the Hedgeye ETFs (To be Filed by Amendment).

(g)(39)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Hedgeye ETFs (To be Filed by Amendment).

(g)(40)	Amendment to Global Custodial and Transfer Agency Services Agreement between the Registrant and Citibank, N.A. on behalf of the Tuttle Capital No Bleed Tail Risk ETF (To be Filed by Amendment).

(g)(41)	Amendment to Custody Agreement between the Registrant and U.S. Bank N.A. on behalf of the OTG Latin America ETF (To be Filed by Amendment).

(g)(42)	Amendment to the Transfer Agent and Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the OTG Latin America ETF (To be Filed by Amendment).

(h)(1)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the American Conservative Values ETF and American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(2)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 19 on Form N-1A filed on October 12, 2021.

(h)(3)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No 11 on Form N-1A filed on July 20, 2021.

(h)(4)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(5)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(h)(6)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(7)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(h)(8)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 97 on Form N-1A filed on October 6, 2023.

(h)(9)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(h)(10)

Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX ETFs and REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(h)(11)

Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle Capital 2X DBMF ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Brendan Wood TopGun ETF, Tuttle Capital Daily 2X Long AI ETF and the Tuttle Capital Daily 2X Inverse AI ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(h)(12)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(h)(13)

Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(h)(14)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of TappAlpha SPY Growth & Daily Income ETF and TappAlpha Innovation 100 Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(h)(15)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(h)(16)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle Capital Shareholders First Index ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(h)(17)	Fund Services Agreement between Registrant and Commonwealth Fund Services, Inc. on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(h)(18)

Fund Services Agreement between Registrant and Commonwealth Fund Services, Inc. on behalf of the T-Rex 2X Hedge ETFs and the Tuttle Capital Congressional Trading ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(h)(19)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(20)	Funds Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle Option Income ETFs (To be Filed by Amendment).

(h)(21)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(22)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(h)(23)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Put Write ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 229 on Form N-1A filed on February 24, 2025.

(h)(24)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(25)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(26)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Opportunistic Trader ETF, Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(27)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the REX-OspreyTM ETFs (To be Filed by Amendment).

(h)(28)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(h)(29)	Fund Services Agreement between the Registrant and Commonwealth Funds Services, Inc. on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(h)(30)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Hedgeye ETFs (To be Filed by Amendment).

(h)(31)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the Tuttle Capital No Risk Tail Bleed ETF (To be Filed by Amendment).

(h)(32)	Fund Services Agreement between the Registrant and Commonwealth Fund Services, Inc. on behalf of the OTG Latin America ETF (To be Filed by Amendment).

(h)(33)	Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(34)	Amendment No. 4 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(h)(35)	Amendment No. 6 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Funds of the Trust is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 11 on Form N-1A filed on July 20, 2021.

(h)(36)	Amendment No. 7 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective No. 19 on Form N-1A filed on October 12, 2021.

(h)(37)	Amendment No. 8 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(h)(38)	Amendment No. 9 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(h)(39)	Amendment No. 10 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Trust is herein incorporated by reference from Registrant’s Post-Effective No. 33 on Form N-1A filed on November 28, 2022.

(h)(40)	Amendment No. 12 to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(h)(41)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant Citi Fund Services Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital 2X DBMF ETF, T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF, T-Rex 2X Inverse NVIDIA Daily Target ETF LAFFER|TENGLER Equity Income ETF, the REX ETFs and the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(h)(42)

Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, the Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(h)(43)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.
(h)(44)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of REX AI Equity Premium Income ETF, Tuttle Capital Shareholders First Index ETF and SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(h)(45)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital Congressional Trading ETF and the T-Rex 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(h)(46)	Amendment to the Services Agreement (Fund Accounting services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Brookmont Catastrophic Bond ETF and the Tuttle Option Income ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(47)	ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(h)(48)	Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the TappAlpha SPY Growth & Daily Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(h)(49)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(50)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(h)(51)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(52)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(53)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp on behalf of the Put Write ETFs (To be Filed by Amendment).

(h)(54)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(55)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX IncomeMax IBIT Strategy ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(56)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF, Tuttle Capital MSTR Put Write ETF, Tuttle Capital QQQ Put Write ETF, and the T-Rex 2X HOOD Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(h)(57)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Put Write ETFs (To be Filed by Amendment).

(h)(58)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the REX Bitcoin Corporate Treasury Convertible Bond ETF, T-REX 2X Long DJT Daily Target ETF, T-REX 2X Long ARM Daily Target ETF, T-REX 2X Long RBLX Daily Target ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, and the Tuttle Capital TSLA 0DTE Covered Call ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(h)(59)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and [_____] on behalf of the Opportunistic Trader ETF (To be Filed by Amendment).

(h)(60)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF (To be Filed by Amendment).

(h)(61)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF (To be Filed by Amendment).

(h)(62)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and [_____] on behalf of the REX-OspreyTM ETFs (To be Filed by Amendment).

(h)(63)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and [_____] on behalf of the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(h)(64)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant and [____]on behalf of the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(h)(65)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the Hedgeye ETFs (To be Filed by Amendment).

(h)(66)	Amendment to the Services Agreement (Fund Accounting Services) between the Registrant, Citi Fund Services, Ohio, Inc. and Citibank, N.A. on behalf of the Tuttle Capital No Bleed Tail Risk ETF (To be Filed by Amendment).

(h)(67)	Amendment to the ETF Fund Accounting Services Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the OTG Latin America ETF (To be Filed by Amendment).

(h)(68)	Amendment to the Fund Sub-Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC on behalf of the OTG Latin America ETF (To be Filed by Amendment).

(h)(69)	Fund of Funds Investment Agreement Pursuant to Rule 12d1-4 between the Registrant and Valued Advisers Trust on behalf of SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(h)(70)	Fee Waiver Letter dated January 16, 2025, between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF – Filed Herewith.

(h)(71)

Fee Waiver Letter dated November 1, 2024 between Registrant and Tuttle Capital Management LLC on behalf of the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(h)(72)	Fee Waiver Letter dated June 25, 2024 between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(h)(73)	Fee Waiver Letter dated February 18, 2025 between the Registrant and 3Fourteen & SMI Advisory Services, LLC on behalf of the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 19, 2025.

(h)(74)	Expense Limitation Agreement between the Registrant and Brookmont Capital Management, LLC on behalf of the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(i)(1)	Opinion and Consent of Practus, LLP regarding the legality of securities registered with respect to the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(i)(2)	Consent of Legal Counsel for the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 191 on Form N-1A on November 27, 2024.

(i)(3)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Formidable ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 6 on Form N-1A filed on March 12, 2021.

(i)(4)	Consent of Legal Counsel for the Formidable ETFs is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 153 on Form N-1A/A filed on July 29, 2024.

(i)(5)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Applied Finance Valuation Large Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 8 on Form N-1A filed on April 16, 2021.

(i)(6)	Consent of Legal Counsel for the Applied Finance Valuation Large Cap ETF is incorporated by reference from the Registrant’s Post-Effective Amendment No. 135 on Form N-1A on April 29, 2024.

(i)(7)

Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Kingsbarn Tactical Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 21 on Form N-1A filed on November 9, 2021.

(i)(8)	Consent of Legal Counsel for Kingsbarn Tactical Bond ETF – Filed Herewith.

(i)(9)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference form the Registration’s Post-Effective Amendment No 28 on Form N-1A filed on June 7, 2022.

(i)(10)	Consent of Counsel for the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 233 on Form N-1A filed on February 28, 2025.

(i)(11)	Opinion and Consent of Counsel regarding the legality of securities registered with respect to the WealthTrust DBS Long Term Growth is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 22 on Form N-1A filed November 23, 2021.

(i)(12)	Consent of Counsel for the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on November 27, 2024.

(i)(13)

Opinion and Consent of Counsel regarding the legality of securities registered with respect to the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 26 on Form N-1A filed on March 24, 2022.

(i)(14)	Consent of Counsel for the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 192 on Form N-1A filed on November 27, 2024.
(i)(15)	Opinion and Consent of Counsel regarding legality of securities registered with respect to the Tuttle Capital 2X DBMF ETF (To be Filed by Amendment).

(i)(16)	Opinion and Consent of Counsel regarding legality of shares registered with respect to T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 97 on Form N-1A filed on October 6, 2023.

(i)(17)	Consent of Counsel for the T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 178 on Form N-1A filed on October 28, 2024.

(i)(18)	Opinion and Consent of Counsel regarding legality of shares registered with respect to LAFFER|TENGLER Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(i)(19)	Consent of Counsel for the Laffer Tengler Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 193 on Form N-1A filed on November 27, 2024.

(i)(20)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 88 on Form N-1A filed on September 20, 2023.

(i)(21)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(i)(22)	Consent of Counsel for the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 194 on Form N-1A filed on November 27, 2024.

(i)(23)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 106 on Form N-1A filed on October 31, 2023.

(i)(24)	Consent of Counsel for the Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 207 on Form N-1A filed on December 30, 2024.

(i)(25)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.

(i)(26)	Consent of Counsel for Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(i)(27)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Daily 2X Long AI ETF and the Tuttle Capital Daily 2X Inverse AI ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 112 on Form N-1A filed on November 17, 2023.

(i)(28)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(i)(29)	Consent of Legal Counsel for the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 232 on Form N-1A filed on February 28, 2025.

(i)(30)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF and T-Rex 2X Inverse Microsoft Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 120 on Form N-1A filed on January 8, 2024.

(i)(31)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the TappAlpha SPY Daily Growth & Income ETF and TappAlpha Innovation 100 Daily Growth & Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(i)(32)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX AI Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 138 on Form N-1A filed on May 21, 2024.

(i)(33)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Shareholders First Index ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 156 on Form N-1A filed on August 9, 2024.

(i)(34)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(i)(35)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital Congressional Trading ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 201 on Form N-1A filed on December 13, 2024.

(i)(36)

Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-Rex 2X Hedge ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 170 on Form N-1A filed on September 23, 2024.

(i)(37)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the T-Rex 2X Inverse MSTR Daily Target ETF and the T-Rex 2X Long MSTR Daily Target ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 166 on Form N-1A filed on September 13, 2024.

(i)(38)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(i)(39)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Option Income ETFs (To be Filed by Amendment).

(i)(40)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(i)(41)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX IncomeMax IBIT Strategy ETF (To be Filed by Amendment).

(i)(42)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Put Write ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 229 on Form N-1A filed on February 24, 2025.

(i)(43)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the SMI 3Fourteen SMI REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(i)(44)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 236 on Form N-1A filed on March 11, 2025.

(i)(45)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Opportunistic Trader ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(i)(46)	Opinion and Consent of Counsel regarding the legality of shares registered with respect to the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF (To be Filed by Amendment).

(i)(47)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the REX-OspreyTM ETFs (To be Filed by Amendment).

(i)(48)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(i)(49)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(i)(50)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Hedgeye ETFs (To be Filed by Amendment).

(i)(51)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the Tuttle Capital No Bleed Tail Risk ETF (To be Filed by Amendment).

(i)(52)	Opinion and Consent of Counsel regarding legality of shares registered with respect to the OTG Latin America ETF (To be Filed by Amendment).

(j)(1)	Consent of Independent Registered Public Accounting Firm on behalf of the American Conservative Values ETF and the American Conservative Values Small-Cap ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 191 on Form N-1A on November 27, 2024.

(j)(2)	Consent of Independent Registered Public Accounting Firm on behalf of the Formidable ETFs is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 153 on Form N-1A/A filed on July 29, 2024.

(j)(3)	Consent of Independent Registered Public Accounting Firm on behalf of the Applied Finance Valuation Large Cap ETF is incorporated by reference from the Registrant’s Post-Effective Amendment No. 135 on Form N-1A on April 29, 2024.

(j)(4)	Consent of Independent Registered Public Accounting Firm on behalf of the Cultivar ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 192 on Form N-1A filed on November 27, 2024.

(j)(5)	Consent of Independent Registered Public Accounting Firm on behalf of the WealthTrust DBS Long Term Growth ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 195 on Form N-1A filed on November 27, 2024.

(j)(6)	Consent of Independent Registered Public Accounting Firm on behalf of the Kingsbarn Tactical Bond ETF – Filed Herewith.

(j)(7)	Consent of Independent Registered Public Accounting Firm on behalf of the T-Rex 2X Long Tesla Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF and T-Rex 2X Inverse NVIDIA Daily Target ETF is herein incorporated by reference from the Registrant's Post-Effective Amendment No. 178 on Form N-1A filed on October 28, 2024.

(j)(8)	Consent of Independent Registered Public Accounting Firm on behalf of the Laffer Tengler Equity Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 193 on Form N-1A filed on November 27, 2024.

(j)(9)	Consent of Independent Registered Public Accounting Firm on behalf of the REX FANG & Innovation Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 194 on Form N-1A filed on November 27, 2024.

(j)(10)	Consent of Independent Registered Public Accounting Firm on behalf of Brendan Wood TopGun ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 206 on Form N-1A filed on December 30, 2024.

(j)(11)	Consent of Independent Registered Public Accounting Firm on behalf of Tuttle Capital Daily 2X Inverse Regional Banks ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 207 on Form N-1A filed on December 30, 2024.

(j)(12)	Consent of Independent Registered Public Accounting Firm on behalf of the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 232 on Form N-1A filed on February 28, 2025.

(j)(13)	Consent of Independent Registered Public Accounting Firm on behalf of the Kingsbarn Dividend Opportunity ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 233 on Form N-1A filed on February 28, 2025.

(l)	Initial Capital Agreement is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(m)(1)	Distribution Plan Pursuant to Rule 12b-1 for the SMI 3Fourteen Full-Cycle Trend ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(m)(2)	Distribution Plan Pursuant to Rule 12b-1 for the Brookmont Catastrophic Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(m)(3)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle Option Income ETFs (To be Filed by Amendment).

(m)(4)	Distribution Plan Pursuant to Rule 12b-1 for the REX Crypto Equity Premium Income ETF is herein incorporated by reference from the Registrant’s Post—Effective Amendment No. 188 on Form N-1A filed on November 22, 2024.

(m)(5)	Distribution Plan Pursuant to Rule 12b-1 for the SMI 3Fourteen REAL Asset Allocation ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 223 on Form N-1A filed on February 18, 2025.

(m)(6)	Distribution Plan Pursuant to Rule 12b-1 for the Put Write ETFs is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 229 on Form N-1A filed on February 24, 2025.

(m)(7)	Distribution Plan Pursuant to Rule 12b-1 for the REX Bitcoin Corporate Treasury Convertible Bond ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(m)(8)	Distribution Plan Pursuant to Rule 12b-1 for the Opportunistic Trader ETF is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(m)(9)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF (To be Filed by Amendment).

(m)(10)	Distribution Plan Pursuant to Rule 12b-1 for the REX-OspreyTM ETFs (To be Filed by Amendment).

(m)(11)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle 2X Crypto ETFs (To be Filed by Amendment).

(m)(12)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle Capital AI Powered ETFs (To be Filed by Amendment).

(m)(13)	Distribution Plan Pursuant to Rule 12b-1 for the Hedgeye ETFs (To be Filed by Amendment).

(m)(14)	Distribution Plan Pursuant to Rule 12b-1 for the Tuttle Capital No Bleed Tail Risk ETF (To be Filed by Amendment).

(m)(15)	Distribution Plan Pursuant to Rule 12b-1 for the OTG Latin America ETF (To be Filed by Amendment).

(n)(1)	Rule 18f-3 Multi-Class Plan. Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(p)(2)	Code of Ethics for Ridgeline Research, LLC is herein incorporated by reference from the Registrant’s Pre-Effective Amendment No. 1 on Form N-1A/A filed on June 15, 2020.

(p)(3)	Code of Ethics for Vident Asset Management is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(p)(4)	Code of Ethics for Formidable Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 6 on Form N-1A filed on March 12, 2021.

(p)(5)	Code of Ethics for Toroso Asset Management is herein incorporated by reference filed from the Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on April 29, 2022.

(p)(6)	Code of Ethics for Applied Finance Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 45 on Form N-1A filed on March 30, 2023.

(p)(7)	Code of Ethics for Gea Sphere, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(8)	Code of Ethics for Kingsbarn Capital Management, LLC is herein incorporated by reference filed from the Registrant’s Post-Effective Amendment No. 27 on Form N-1A filed on April 29, 2022.

(p)(9)	Code of Ethics for WealthTrust Asset Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(10)	Code of Ethics for Cultivar Capital, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 65 on Form N-1A filed on July 31, 2023.

(p)(11)	Code of Ethics for Tuttle Capital Management LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(p)(12)	Code of Ethics for Laffer Tengler Investments, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 64 on Form N-1A filed on July 28, 2023.

(p)(13)	Code of Ethics for REX Advisers, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 81 on Form N-1A filed on September 1, 2023.

(p)(14)	Code of Ethics for Brendan Wood TopGun Partnerships Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 101 on Form N-1A filed on October 20, 2023.
(p)(15)	Code of Ethics for IDX Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 109 on Form N-1A filed on November 7, 2023.

(p)(16)	Code of Ethics for Tapp Finance, Inc. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 121 on Form N-1A filed on January 23, 2024.

(p)(17)	Code of Ethics for 3Fourteen & SMI Advisory Services, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 145 on Form N-1A filed on June 26, 2024.

(p)(18)	Code of Ethics for Brookmont Capital Management, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(p)(19)	Code of Ethics for King Ridge Capital Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 212 on Form-N-1A filed on January 17, 2025.

(p)(20)	Code of Ethics for OT Advisors, LLC is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 240 on Form N-1A filed on March 24, 2025.

(p)(21)	Code of Ethics for Hedgeye Asset Management, LLC (To Be Filed by Amendment).

(p)(22)	Code of Ethics for OTG Asset Management, Ltd. is herein incorporated by reference from the Registrant’s Post-Effective Amendment No. 237 on Fomr N-1A filed on March 12, 2025.

(q)	Power of Attorney for Mary Lou H. Ivey, Dr. David J. Urban, and Laura V. Morrison is herein incorporated by reference from the Registrant’s Post-Effective amendment No. 208 on form N-1A filed on January 6, 2025.

Item 29. Persons Controlled By or Under Common Control With Registrant

The REX IncomeMax IBIT Strategy ETF, a series of the Registrant, wholly owns and controls REX IncomeMax IBIT Strategy (Cayman) Portfolio S.P. (the “IBIT Subsidiary”), an exempt company organized under the laws of Cayman Islands. The IBIT Subsidiary’s financial statements will be included on a consolidated basis in the REX IncomeMax IBIT Strategy ETF’s report filed on Form N-CSR.

Item 30. Indemnification

See Article VIII, Section 2 of the Registrant’s Agreement and Declaration of Trust and the section titled “Indemnification of Trustees, Officers, Employees and Other Agents” in the Registrant’s By-Laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

 Item 31. Business and other Connections of the Investment Adviser

The description of the Investment Adviser is found under the caption “Management,” “The Investment Adviser” in the Prospectus and under the caption “Investment Adviser” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Adviser may provide investment advisory services to persons or entities other than the Registrant.

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust

11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Dividend Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ARK Venture Fund
20.	Bitwise Funds Trust
21.	BondBloxx ETF Trust
22.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
23.	Bridgeway Funds, Inc.
24.	Brinker Capital Destinations Trust
25.	Brookfield Real Assets Income Fund Inc.
26.	Build Funds Trust
27.	Calamos Convertible and High Income Fund
28.	Calamos Convertible Opportunities and Income Fund
29.	Calamos Dynamic Convertible and Income Fund
30.	Calamos Global Dynamic Income Fund
31.	Calamos Global Total Return Fund
32.	Calamos Strategic Total Return Fund
33.	Carlyle Tactical Private Credit Fund
34.	Cascade Private Capital Fund
35.	Catalyst Strategic Income Opportunities Fund
36.	CBRE Global Real Estate Income Fund
37.	Center Coast Brookfield MLP & Energy Infrastructure Fund
38.	Clifford Capital Partners Fund, Series of World Funds Trust
39.	Cliffwater Corporate Lending Fund
40.	Cliffwater Enhanced Lending Fund
41.	Cohen & Steers ETF Trust
42.	Cohen & Steers Infrastructure Fund, Inc.
43.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
44.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
45.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
49.	Davis Fundamental ETF Trust
50.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
51.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
52.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
53.	Defiance Quantum ETF, Series of ETF Series Solutions
54.	Denali Structured Return Strategy Fund
55.	Dividend Performers ETF, Series of Listed Funds Trust
56.	Dodge & Cox Funds
57.	DoubleLine ETF Trust
58.	DoubleLine Income Solutions Fund
59.	DoubleLine Opportunistic Credit Fund
60.	DoubleLine Yield Opportunities Fund
61.	DriveWealth ETF Trust
62.	EIP Investment Trust
63.	Ellington Income Opportunities Fund
64.	ETF Opportunities Trust
65.	Evanston Alternative Opportunities Fund
66.	Exchange Listed Funds Trust
67.	Exchange Place Advisors Trust
68.	FlexShares Trust
69.	Forum Funds
70.	Forum Funds II
71.	Forum Real Estate Income Fund

72.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
73.	Grayscale Funds Trust
74.	Guinness Atkinson Funds
75.	Harbor ETF Trust
76.	Harris Oakmark ETF Trust
77.	Hawaiian Tax-Free Trust
78.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
79.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
80.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
81.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
82.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
83.	IDX Funds
84.	Innovator ETFs Trust
85.	Ironwood Institutional Multi-Strategy Fund LLC
86.	Ironwood Multi-Strategy Fund LLC
87.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
88.	John Hancock Exchange-Traded Fund Trust
89.	Kurv ETF Trust
90.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
91.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
92.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
93.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
94.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
95.	Manor Investment Funds
96.	Milliman Variable Insurance Trust
97.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
98.	Morgan Stanley ETF Trust
99.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
100.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
101.	Morningstar Funds Trust
102.	Mutual of America Investment Corporation
103.	NEOS ETF Trust
104.	Niagara Income Opportunities Fund
105.	NXG Cushing® Midstream Energy Fund
106.	NXG NextGen Infrastructure Income Fund
107.	Opal Dividend Income ETF, Series of Listed Funds Trust
108.	OTG Latin American Fund, Series of World Funds Trust
109.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
110.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
111.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
112.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
113.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
116.	Palmer Square Funds Trust
117.	Palmer Square Opportunistic Income Fund
118.	Partners Group Private Income Opportunities, LLC
119.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
120.	Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers
121.	Perkins Discovery Fund, Series of World Funds Trust
122.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.	Plan Investment Fund, Inc.
124.	Point Bridge America First ETF, Series of ETF Series Solutions
125.	Precidian ETFs Trust
126.	Preferred-Plus ETF, Series of Listed Funds Trust
127.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
128.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
129.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
130.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

132.	Renaissance Capital Greenwich Funds
133.	Reynolds Funds, Inc.
134.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
135.	RiverNorth Patriot ETF, Series of Listed Funds Trust
136.	RMB Investors Trust
137.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
138.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
139.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
140.	Roundhill Cannabis ETF, Series of Listed Funds Trust
141.	Roundhill ETF Trust
142.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
143.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
144.	Roundhill Video Games ETF, Series of Listed Funds Trust
145.	Rule One Fund, Series of World Funds Trust
146.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
147.	Six Circles Trust
148.	Sound Shore Fund, Inc.
149.	SP Funds Trust
150.	Sparrow Funds
151.	Spear Alpha ETF, Series of Listed Funds Trust
152.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
153.	STF Tactical Growth ETF, Series of Listed Funds Trust
154.	Strategic Trust
155.	Strategy Shares
156.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
157.	Tekla World Healthcare Fund
158.	Tema ETF Trust
159.	The 2023 ETF Series Trust
160.	The 2023 ETF Series Trust II
161.	The Cook & Bynum Fund, Series of World Funds Trust
162.	The Community Development Fund
163.	The Finite Solar Finance Fund
164.	The Private Shares Fund
165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.	Third Avenue Trust
167.	Third Avenue Variable Series Trust
168.	Tidal ETF Trust
169.	Tidal Trust II
170.	Tidal Trust III
171.	TIFF Investment Program
172.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.	Timothy Plan International ETF, Series of The Timothy Plan
175.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
177.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
178.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
179.	Total Fund Solution
180.	Touchstone ETF Trust
181.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2x Long Ether Daily Target ETF
185.	TrueShares Active Yield ETF, Series of Listed Funds Trust
186.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust

193.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
196.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
197.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
198.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
199.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
200.	U.S. Global Investors Funds
201.	Union Street Partners Value Fund, Series of World Funds Trust
202.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
203.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
204.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
205.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
206.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
207.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
208.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
209.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
210.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
211.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
213.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
214.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
215.	VictoryShares Free Cash Flow Growth ETF, Series of Victory Portfolios II
216.	VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
217.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
219.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
220.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
221.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
222.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
223.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
226.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
227.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
228.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
229.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
230.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
231.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
232.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
233.	VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
234.	VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
235.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
236.	Virtus Stone Harbor Emerging Markets Income Fund
237.	Volatility Shares Trust
238.	WEBs ETF Trust
239.	Wellington Global Multi-Strategy Fund
240.	West Loop Realty Fund, Series of Investment Managers Series Trust
241.	Wilshire Mutual Funds, Inc.
242.	Wilshire Variable Insurance Trust
243.	WisdomTree Digital Trust
244.	WisdomTree Trust
245.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101 Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President Vice President	None None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101 Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary Treasurer	None None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

a)	Adviser

Ridgeline Research LLC, 14961 Finegan Farm Drive, Darnestown, Maryland 20874 (records relating to its function as investment adviser to the American Conservative Values ETF and the American Conservative Values Small-Cap ETF).

b)	Sub-Adviser

Vident Advisory, LLC (d/b/a Vident Asset Management), 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009 (records relating to its function as sub-adviser to the American Conservative Values ETF, the American Conservative Values Small-Cap ETF, the Kingsbarn Tactical Bond ETF, the Kingsbarn Dividend Opportunity ETF , the REX ETFs, the REX FANG & Innovation Equity Premium Income ETF, the REX AI Equity Premium Income ETF, the REX Crypto Equity Premium Income ETF, the REX IncomeMax IBIT Strategy ETF and the REX Bitcoin Corporate Treasury Convertible Bond ETF).

c)	Adviser	Formidable Asset Management, LLC, 221 East fourth Street, Suite 2700, Cincinnati, Ohio 45202 (records relating to its function as investment adviser to the Formidable ETFs).
d)	Sub-Adviser

Tidal Investments, LLC, 898 N. Broadway, Suite 2, Massapequa, New York 11758 (records relating to its function as sub-adviser to the Formidable ETFs, the Applied Finance Valuation Large Cap ETF, WealthTrust DBS Long Term Growth ETF, Cultivar ETF, IDX Dynamic Innovation ETF, IDX Dynamic Fixed Income ETF, the SMI 3Fourteen Full-Cycle Trend ETF, the SMI 3Fourteen REAL Asset Allocation ETF, the Hedgeye ETFs and the OTG Latin America ETF).

e)	Adviser	Applied Finance Advisors, LLC, 17806 IH 10, Suite 300, San Antonio, Texas 78257 (records relating to its function as adviser to the Applied Finance Valuation Large Cap ETF).
f)	Adviser

Kingsbarn Capital Management, LLC, 1645 Village Center Circle, Suite 200, Las Vegas, Nevada 89134 (records relating to its function as adviser to the Kingsbarn Tactical Bond ETF and Kingsbarn Dividend Opportunity ETF ).

g)	Adviser	WealthTrust Asset Management, LLC, 4458 Legendary Drive, Suite 140, Destin, Florida 32541 (records relating to its function as adviser to the WealthTrust DBS Long Term Growth ETF).
h)	Adviser	Cultivar Capital, Inc., 421 E. Hickory Street, Suite 103, Denton, Texas 76201 (records relating to its function as adviser to the Cultivar ETF).
i)	Adviser

Tuttle Capital Management LLC, 155 Lockwood Rd., Riverside CT 06878 (records relating to its function as adviser to the Tuttle Capital 2X DBMF ETF, Tuttle Capital 2X All Innovation ETF, Tuttle Capital 2X Inverse All Innovation ETF, T-Rex 2X Inverse NVIDIA Daily Target ETF, T-Rex 2X Inverse Tesla Daily Target ETF, T-Rex 2X Long NVIDIA Daily Target ETF, T-Rex 2X Long Tesla Daily Target ETF, LAFFER|TENGLER Equity Income ETF, Tuttle Capital Daily 2X Inverse Regional Banks ETF, Tuttle Capital Daily 2X Long AI ETF, Tuttle Capital Daily 2X Inverse AI ETF, Brendan Wood TopGun ETF, T-Rex 2X Long Apple Daily Target ETF, T-Rex 2X Inverse Apple Daily Target ETF, T-Rex 2X Long Alphabet Daily Target ETF, T-Rex 2X Inverse Alphabet Daily Target ETF, T-Rex 2X Long Microsoft Daily Target ETF, T-Rex 2X Inverse Microsoft Daily Target ETF, Tuttle Capital Shareholders First Index ETF, Tuttle Capital Congressional Trading ETF, the T-Rex 2X Hedge ETFs, the Tuttle Option Income ETFs, the Put Write ETFs, the Opportunistic Trader ETF, the Tuttle Capital AAPL 0DTE Covered Call ETF, Tuttle Capital GOOGL 0DTE Covered Call ETF, Tuttle Capital META 0DTE Covered Call ETF, Tuttle Capital TSLA 0DTE Covered Call ETF, Tuttle Capital NVDA 0DTE Covered Call ETF, Tuttle Capital AMZN 0DTE Covered Call ETF, Tuttle Capital MSFT 0DTE Covered Call ETF, Tuttle Capital MSTR 0DTE Covered Call ETF, Tuttle Capital COIN 0DTE Covered Call ETF, the Tuttle 2X Crypto ETFs, the Tuttle Capital AI Powered ETFs and Tuttle Capital No Risk Tail Bleed ETF).

j)	Sub-Adviser	Laffer Tengler Investments, Inc., 103 Murphy Court, Nashville, TN 37203 (records relating to its function as sub-adviser to the LAFFER|TENGLER Equity Income ETF).
k)	Adviser

REX Advisers, LLC, 1241 Post Road, Second Floor, Fairfield, Connecticut 06824 (records relating to its function as adviser to the REX ETFs, REX FANG & Innovation Equity Premium Income ETF, REX AI Equity Premium Income ETF, the REX Crypto Equity Premium Income ETF, REX IncomeMax IBIT Strategy ETF, the REX Bitcoin Corporate Treasury Convertible Bond ETF and the REX-OspreyTM ETFs).

l)	Sub-Adviser	Brendan Wood TopGun Partnerships Inc., 15 Prince Arthur Avenue, Toronto, Ontario, Canada M5R 1B2 (records relating to its function as sub-adviser to the Brendan Wood TopGun ETF).
m)	Adviser

Tapp Finance, Inc., 3700 W. Lawton St., Seattle, Washington 98199 (records relating to its function as adviser to the TappAlpha SPY Growth & Daily Income ETF and the TappAlpha Innovation 100 Growth & Daily Income ETF).

n)	Sub-Adviser

Tuttle Capital Management, LLC, 155 Lockwood Rd., Riverside CT 06878 (relating to its function as sub-adviser to the TappAlpha SPY Growth & Daily Income ETF and the TappAlpha Innovation 100 Growth & Daily Income ETF).

o)	Adviser	IDX Advisors, LLC, 2201 E. Camelback Road, Suite 605, Phoenix, AZ 85016 (records relating to its function as adviser to the IDX Dynamic Innovation ETF and IDX Dynamic Fixed Income ETF).
p)	Adviser

3Fourteen & SMI Advisory Services, LLC, 4400 Ray Blvd., Columbus, Indiana 47203 (records relating to its function as adviser to the SMI 3Fourteen Full-Cycle Trend ETF and the SMI 3Fourteen REAL Asset Allocation ETF).

q)	Adviser	Brookmont Capital Management, LLC, 5950 Berkshire Lane, Suite 1420, Dallas, TX 75225 (records relating to its function as adviser to the Brookmont Catastrophic Bond ETF).
r)	Sub-Adviser	King Ridge Capital Advisors, LLC, 87 Summit Road, New London, NH 03257 (relating to its function as sub-adviser to the Brookmont Catastrophic Bond ETF).
s)	Sub-Advisor	OT Advisors, LLC, 7284 West Palmetto Park Road, Suite 303, Boca Raton, Florida 33433 (relating to its function as sub-adviser to the Opportunistic Trader ETF).
t)	Adviser	Hedgeye Asset Management, LLC, 1 High Ridge Park, 3rd Floor, Stamford, CT 06905 (relating to its function as adviser to the Hedgeye ETFs).
u)	Adviser	OTG Asset Management, Ltd., Montenegro #1439 Torre Infrabol Piso 6, La Paz, Bolivia (relating to its function as the adviser to the OTG Latin America ETF).
v)	Custodian, Transfer Agency	Citibank, N.A., 390 Greenwich Street, 6th Floor, New York, New York 10013.
w)	Transfer Agent	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.
x)	Custodian	U.S. Bank, N.A., 425 Walnut St., Cincinnati, Ohio 45202.
y)	Administrator	Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

z)	Distributor	Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101.
aa)	Fund Accountant	Citi Fund Services Ohio, Inc., located at 4400 Easton Commons, Suite 200, Columbus, Ohio, 43219.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment No. 244 to the Registrant’s Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia on the 28th day of March, 2025.

ETF OPPORTUNITIES TRUST

By:	/s/ Karen M. Shupe
Karen M. Shupe
Treasurer and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 244 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	*Mary Lou H. Ivey	Trustee	March 28, 2025

	*Laura V. Morrison	Trustee	March 28, 2025

	*Dr. David J. Urban	Trustee	March 28, 2025

	/s/ Karen M. Shupe	Treasurer and Principal Executive Officer	March 28, 2025
Karen M. Shupe

	/s/ Ann T. MacDonald	Assistant Treasurer and Principal Financial Officer	March 28, 2025
Ann T. MacDonald

*By:	/s/ Karen M. Shupe
Karen M. Shupe

*Attorney-in-fact pursuant to Powers of Attorney filed as Exhibit (q) on January 6, 2025 (Accession No. 0001999371-25-000136)

EXHIBITS

(h)(70)	Fee Waiver Letter dated January 16, 2025, between the Registrant and Kingsbarn Capital Management, LLC on behalf of the Kingsbarn Tactical Bond ETF

(i)(8)	Consent of Legal Counsel for Kingsbarn Tactical Bond ETF

(j)(6)	Consent of Independent Registered Public Accounting Firm on behalf of the Kingsbarn Tactical Bond ETF